UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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NOVACOPPER INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of
Annual Meeting
of Shareholders
&
Management
Information Circular

MEETING TO BE HELD May 21, 2013

NovaCopper Inc.
Suite 2300 – 200 Granville Street
Vancouver, British Columbia
Canada V6C 1S4
Tel: 604-638-8088 or 1-855-638-8088
Fax: 604-669-6272
Website: www.novacopper.com

NOVACOPPER INC.
Suite 2300 - 200 Granville Street
Vancouver, British Columbia V6C 1S4

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of NovaCopper Inc. (the “Company”) will be held at the offices of Blake, Cassels & Graydon LLP, Suite 2600, 595 Burrard Street, Vancouver, British Columbia, V7X 1L3 on Tuesday, May 21, 2013 at 2 p.m. (Vancouver time), for the following purposes:

1.

To receive the Annual Report of the directors of the Company (the “Directors”) containing the consolidated financial statements of the Company for the year ended November 30, 2012, together with the Report of the Auditors thereon;

2.	To elect Directors of the Company for the forthcoming year;

3.	To appoint the Auditors of the Company for the forthcoming year and to authorize the Directors through the Audit Committee to fix the Auditors’ remuneration;

4.

To consider and, if deemed advisable, pass an ordinary resolution approving the Restricted Share Unit Plan as a treasury based plan, to reserve common shares of the Company from treasury under the Restricted Share Unit Plan and ratify all prior issuances under the Restricted Share Unit Plan;

5.

To consider and, if deemed advisable, pass an ordinary resolution approving the Deferred Share Unit Plan as a treasury based plan, to reserve common shares of the Company from treasury under the Deferred Share Unit Plan and ratify all prior issuances under the Deferred Share Unit Plan;

6.	To consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company’s Named Executive Officers;

7.	To conduct a non-binding vote on the frequency of a non-binding vote on the compensation of the Company’s Named Executive Officers; and

8.	To transact such further and other business as may properly come before the Meeting or any adjournment thereof.

The specific details of the matters currently proposed to be put before the Meeting are set forth in the Circular accompanying and forming part of this Notice.

Only Shareholders of record at the close of business on March 28, 2013 are entitled to receive notice of the Meeting and to vote at the Meeting.

To assure your representation at the Meeting, please complete, sign, date and return the enclosed proxy, whether or not you plan to personally attend. Sending your proxy will not prevent you from voting in person at the Meeting. All proxies completed by registered Shareholders must be returned to the Company:

(a)

by delivering the proxy to the Company’s transfer agent, Computershare Investor Services Inc. at its office at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, for receipt no later than May 16, 2013, at 2:00 p.m. (Vancouver time);

(b)	by fax to the Toronto office of Computershare Investor Services Inc., Attention: Proxy Tabulation at 416-263-9524 or 1-866-249-7775 not later than May 16, 2013 at 2:00 p.m. (Vancouver time); or

(c)	by internet, as instructed in the enclosed form of proxy, not later than May 16, 2013 at 2:00 p.m. (Vancouver time).

Non-registered Shareholders whose shares are registered in the name of an intermediary should carefully follow voting instructions provided by the intermediary. A more detailed description on returning proxies by non-registered Shareholders can be found on page 2 of the attached Circular.

DATED at Vancouver, British Columbia, this 8th day of April, 2013.

BY ORDER OF THE BOARD OF DIRECTORS
“Rick Van Nieuwenhuyse”
Rick Van Nieuwenhuyse, President and Chief Executive Officer

-i-

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

Solicitation of Proxies

THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF THE MANAGEMENT AND THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR THE “BOARD”) OF NOVACOPPER INC. (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held at the offices of Blake, Cassels & Graydon LLP, Suite 2600, 595 Burrard Street, Vancouver, British Columbia, V7X 1L3 at 2 p.m. (Vancouver time) on May 21, 2013 (the “Meeting”) or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

Solicitation of proxies will primarily be by mail or courier supplemented by telephone or other personal contact by employees or agents of the Company at nominal cost, and all costs thereof will be paid by the Company. The Company will also pay the fees and costs of intermediaries for their services in transmitting proxy related material to non-registered Shareholders in accordance with National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”).

Notice-and-Access

The Company is availing itself of newly introduced “Notice-and-Access” provisions in securities laws that permit the Company to forego mailing paper copies of this Circular and proxy-related materials to Shareholders and instead make them available for review, print and download via the Internet. Non-registered Shareholders have received a Notice Package (as defined below), but will not receive a paper copy of this Circular or the proxy-related materials unless they request one as described in the Notice Package. Notice-and-Access will not be used for registered Shareholders as a result of certain restrictions in the Company’s articles that do not allow for the use of Notice-and-Access as a delivery method for registered Shareholders. Therefore, registered Shareholders will receive a paper copy of this Circular and all proxy-related materials.

In accordance with the requirements of NI 54-101, the Company has distributed a notice (the “Notice Package”), in the form prescribed by NI 54-101 to the clearing agencies and intermediaries for onward distribution to non-registered Shareholders, of the internet website location where such non-registered Shareholders may access the notice of Meeting, this Circular and the instrument of proxy (collectively, the “Meeting Materials”). The Company will not pay for intermediaries to forward the Meeting Materials to objecting beneficial owners (as defined NI 54-101); therefore, objecting beneficial owners will not receive the Notice Package unless their intermediary assumes the costs of delivery.

Intermediaries are required to forward the Notice Package to non-registered Shareholders unless a non-registered Shareholder has waived the right to receive meeting materials. Typically, intermediaries will use a service company (such as Broadridge Financial Services Inc. (formerly known as ADP Investor Communications Corporation) (“Broadridge”)) to forward the Notice Package to non-registered Shareholders.

General

Unless otherwise specified, the information in this Management Information Circular (“Circular”) is current as at March 15, 2013. Unless otherwise indicated, all references to “$” or “US$” in this circular refer to United States dollars. References to “C$” in this circular refer to Canadian dollars.

Copies of this Circular and proxy-related materials, as well as the Company’s financial statements to be approved at the Meeting and related MD&A, can be obtained under the Company’s profile at www.sedar.com or at www.novacopper.com.

Record Date and Quorum

The Board of Directors of the Company has fixed the record date for the Meeting as the close of business on March 28, 2013 (the “Record Date”). If a person acquires ownership of shares subsequent to the Record Date such person may establish a right to vote by delivering evidence of ownership of his common shares of the Company (“Common Shares”) satisfactory to the Board and a request for his name to be placed on the voting list to Blake, Cassels & Graydon LLP, the Company’s legal counsel, at Suite 2600, 595 Burrard Street, Vancouver, BC, V7X 1L3, Attention: Peter Kalbfleisch. Subject to the above, all registered holders of Common Shares at the close of business on the Record Date (the “Shareholders”) will be entitled to vote at the Meeting. No cumulative rights are authorized and dissenter’s rights are not applicable to any matters being voted upon. Such registered Shareholders will be entitled to one vote per Common Share.

Two or more persons present in person or by proxy representing at least 5% of the Common Shares entitled to vote at the Meeting will constitute a quorum at the Meeting.

Voting of Common Shares

Registered Shareholders

Registered Shareholders have two methods by which they can vote their shares at the Meeting, namely in person or by proxy. Shareholders wishing to vote in person at the Meeting should not complete and return the proxy included with this Circular. Their vote will be taken and counted at the Meeting.

Shareholders, who do not wish to attend the Meeting or do not wish to vote in person, can vote by proxy. A registered Shareholder must return the completed proxy to the Company:

(a)

by delivering the proxy to the Toronto office of the Company’s transfer agent, Computershare at its office at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, for receipt not later than May 16, 2013 at 2:00 p.m. (Vancouver time);

(b)	by fax to the Toronto office of Computershare, Attention: Proxy Tabulation at 416-263-9524 or 1-866-249-7775 not later than May 16, 2013 at 2:00 p.m. (Vancouver time); or

(c)	by internet, as instructed in the enclosed form of proxy, not later than May 16, 2013 at 2:00 p.m. (Vancouver time).

The persons named in the enclosed form of proxy are officers and directors of the Company. Each Shareholder has the right to appoint a person or a company (who need not be a Shareholder) to attend and act for him/her and on his/her behalf at the Meeting other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the persons designated on the enclosed form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the Board.

Non-registered Shareholders

The information set forth in this section is of significant importance to many Shareholders of the Company, as a substantial number of Shareholders do not hold Common Shares in their own name. Shareholders who do not hold their Common Shares in their own name (i.e. non-registered or beneficial Shareholders) should note that only proxies deposited by Shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Shareholder by a broker, then, in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms). Common Shares held by brokers or their agents or nominees can only be voted upon the instructions of the non-registered Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting Common Shares for the broker’s clients. Therefore, non-registered Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from non-registered Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by non-registered Shareholders in order to ensure that their shares are voted at the Meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge. Broadridge typically uses its own form of proxy, mails those forms to the non-registered Shareholders and asks non-registered Shareholders to either return the proxy forms to Broadridge or alternatively provide voting instructions by using the Broadridge automated telephone system. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. A non-registered Shareholder receiving a proxy from Broadridge cannot use that proxy to vote Common Shares directly at the Meeting – the proxy must be returned to Broadridge well in advance of the Meeting in accordance with Broadridge’s instructions in order to have the shares voted.

Although a non-registered Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker (or an agent of the broker), a non-registered Shareholder may attend the Meeting as a proxyholder for the registered Shareholder and vote the Common Shares in that capacity. Non-registered Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as a proxyholder for the registered Shareholder, should enter their own names in the blank space on the form of proxy provided to them by their broker (or agent) and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Exercise of Proxies

On any ballot that may be called for, the Common Shares represented by a properly executed proxy given in favour of the person(s) designated by management of the Company in the enclosed form of proxy will be voted or withheld from voting in accordance with the instructions given on the form of proxy and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is specified, the enclosed proxy will confer discretionary authority and will be voted in favour of all matters referred to on the form of proxy.

The proxy also confers discretionary authority to vote for, withhold from voting or vote against, amendments or variations to matters identified in the Notice of Meeting and with respect to other matters not specifically mentioned in the Notice of Meeting but which may properly come before the Meeting. Management has no present knowledge of any amendments or variations to matters identified in the Notice of Meeting or any business other than that referred to in the accompanying Notice of Meeting which will be presented at the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the person named in the enclosed proxy to vote in accordance with the recommendations of management of the Company.

Proxies must be received by the Toronto office of Computershare, located at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1 not later than May 16, 2013 at 2:00 p.m. (Vancouver time).

Revocation of Proxies

A Shareholder who has given a proxy may revoke it at any time insofar as it has not been exercised. In addition to any other manner permitted by law, a Shareholder who has given an instrument of proxy may revoke it by instrument in writing, executed by the Shareholder or by his attorney authorized in writing, or if the Shareholder is a Company, under its corporate seal, and deposited either with the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”) at its Vancouver office at 510 Burrard Street, 2nd Floor, Vancouver, BC, V6C 3B9 or with the Company’s legal counsel, Blake, Cassels & Graydon LLP, at Suite 2600, 595 Burrard Street, Vancouver, BC, V7X 1L3, Attention: Peter Kalbfleisch, at any time up to and including the last business day preceding the Meeting at which the proxy is to be used, or any adjournment thereof or with the chairman of such Meeting on the date of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked. A Shareholder attending the Meeting has the right to vote in person and if he does so, his proxy is nullified with respect to the matters such person votes upon and any subsequent matters thereafter to be voted upon at the Meeting.

Voting Shares and Principal Holders Thereof

As at March 28, 2013, the Company has 52,769,226 Common Shares issued and outstanding without nominal or par value. Each Common Share is entitled to one vote. Except as otherwise noted in this Circular, a simple majority of votes cast at the Meeting, whether in person or by proxy, will constitute approval of any matter submitted to a vote.

The following table sets forth certain information regarding the ownership of the Company’s common shares as at March 15, 2013 by each Shareholder known to the Company who owns, directly or indirectly, or exercises control or direction over, more than 5% of the outstanding Common Shares of the Company as of March 15, 2013, based on such person’s Schedules 13D and 13G filed with the US Securities and Exchange Commission.

Name of Shareholder	Number of Voting Securities	Percentage of Outstanding Voting Securities
Electrum Strategic Resources L.P (“Electrum”)(1)	14,094,912	26.7%
Paulson & Co. Inc.	5,921,607	11.2%
Baupost Group, L.L.C.	5,005,298	9.5%
York Capital Management	3,388,462	6.4%

Notes:
(1) Electrum and its affiliate GRAT Holdings LLC hold, in the aggregate, 14,094,912 Common Shares (26.7%) of the Company. Dr. Thomas Kaplan, Chairman of the Board of Directors of the Company, is also chairman and chief executive officer of The Electrum Group LLC (“Electrum Group”), a privately-held global natural resources investment management company which manages the portfolio of Electrum, and therefore has voting and investment power over such Common Shares held by Electrum, but disclaims beneficial ownership.

MATTERS TO BE ACTED UPON AT MEETING

Election of Directors

According to the Articles of Association of the Company, the Board shall consist of not less than three and no more than such number to be determined by resolution of Shareholders. The number of directors has been set at 11.

The proposed nominees in the list that follows are, in the opinion of management, well qualified to direct the Company’s activities for the ensuing year and have confirmed their willingness to serve as directors, if elected. The term of office of each director elected will be until the next annual meeting of the Shareholders of the Company or until his or her successor is elected or appointed, unless his or her office is earlier vacated, in accordance with the Articles of Association of the Company and the provisions of the Business Corporations Act (British Columbia).

The Board has adopted a Majority Voting Policy stipulating that Shareholders shall be entitled to vote in favour of, or withhold from voting for, each individual director nominee at a shareholders’ meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the Board. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the Board would be in the best interests of the Corporation. The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days of the date of the applicable shareholders meeting and announce its decision by press release. The policy does not apply in circumstances involving contested director elections. See “Statement of Corporate Governance Policies – Majority Voting Policy’.

Unless the proxy specifically instructs the proxyholder to withhold such vote, Common Shares represented by the proxies hereby solicited shall be voted FOR the election of the nominees whose names are set forth below. If, prior to the Meeting, any of the listed nominees shall become unavailable to serve, the persons designated in the proxy form will have the right to use their discretion in voting for a properly qualified substitute. Management does not contemplate presenting for election any person other than these nominees but, if for any reason management does present another nominee for election, the proxyholders named in the accompanying form of proxy reserve the right to vote for such other nominee in their discretion unless the Shareholder has specified otherwise in the form of proxy.

Name, Province or State and Country of Residence	Independence	Principal Occupation	Director Since (7)
Tony S. Giardini (2)(3) British Columbia, Canada	Independent	Chief Financial Officer of Kinross Gold Corporation	January 2012
Dr. Thomas S. Kaplan (1) New York, USA	Non-Independent	Chairman of the Company and Executive Chairman of The Electrum Group LLC	January 2012
Terry Krepiakevich (2) British Columbia, Canada	Independent	Corporate Director of various corporations	April 2011
Gregory A. Lang (4) Utah, USA	Non-Independent	President and Chief Executive Officer of NovaGold Resources Inc.	January 2012
Igor Levental (5)(6) Colorado, USA	Independent	President of The Electrum Group LLC	January 2012
Kalidas V. Madhavpeddi (2)(3)(4) Arizona, USA	Independent	President of Azteca Consulting LLC and Chief Executive Officer of Forex Investment Group Limited	January 2012
Gerald J. McConnell (5) Nova Scotia, Canada	Independent	Chief Executive Officer of Namibia Rare Earths Inc.	January 2012
Clynton R. Nauman (4) Washington, USA	Independent	President and Chief Executive Officer of Alexco Resource Corp.	April 2011
Janice Stairs (3)(5)(6) Nova Scotia, Canada	Independent	General Counsel to Namibia Rare Earths Inc.	April 2011
Walter Segsworth (4)(6) British Columbia, Canada	Independent	Corporate director of various corporations	January 2012
Rick Van Nieuwenhuyse (6) British Columbia, Canada	Non-Independent	President and Chief Executive Officer of the Company	April 2011

(1)	Chairman of the Board
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Environment, Health, Safety and Technical (“EHST”) Committee.
(5)	Member of the Corporate Governance and Nominations Committee.
(6)	Member of the Corporate Communications Committee.
(7)	The term of office for each director expires as at the date of each annual general meeting unless such director is re-elected at that annual general meeting.

See “Director’s Securities Held” and “Share Ownership Guidelines” for details on share ownership and the number of securities beneficially owned, or controlled or directed, directly or indirectly, by each proposed director.

Refer to Section “Information Concerning the Board of Directors and Executive Officers” for further information regarding the above directors.

Appointment of Auditors

The independent auditors of the Company are PricewaterhouseCoopers LLP, Chartered Accountants (“PwC”), located at 250 Howe Street, 7th Floor, Vancouver, British Columbia, Canada. PwC were appointed auditors of the Company on March 28, 2012 by the shareholders of NovaGold Resources Inc. (“NovaGold”). The Shareholders will be asked at the Meeting to vote for the appointment of PwC as auditors of the Company until the next annual meeting of the Shareholders of the Company or until a successor is appointed, at a remuneration to be fixed by the directors through the Audit Committee. To the Company's knowledge, a representative from PwC will not be present at the Meeting to take questions, although the firm will be permitted to make a statement if it so desires.

A table setting forth the fees paid by the Company to its PwC, its independent auditor, for the year ended November 30, 2012 is set forth below. Any fees for the year ended November 30, 2011 were paid by NovaGold.

	Year Ended November 30
	2012 $	2011 $
Audit Fees (1)	83,584	n/a
Audit Related Fees (2)	6,908	n/a
Tax Fees (3)	-	n/a
All Other Fees (4)	-	n/a
Total	90,492	n/a

(1)

“Audit Fees” are the aggregate fees billed by PwC for the audit of the Company’s consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” are fees charged by PwC for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” This category comprises fees billed for review and advisory services associated with the Company’s financial reporting.

(3)	“Tax Fees” are fees billed by PwC for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” are fees charged by PwC for services not described above.

Pre-Approval Policies and Procedures

All services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence and has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported were pre-approved by the Audit Committee.

Report on Audited Financial Statements

The Audit Committee reviewed and discussed with management and the Company's independent auditors the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended November 30, 2012. In addition, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU380), as amended, as adopted by the Public Accounting oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the Company's independent auditors that audit firm's independence from the Company and its management. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2012, for filing with the SEC, which Annual Report is available under the Company’s profile on SEDAR at www.sedar.com.

Audit Committee of the Board
Terry Krepiakevich, Chair
Tony Giardini
Kalidas Madhavpeddi

In the absence of a contrary instruction, it is intended that all proxies received will be voted FOR the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of Shareholders or until a successor is appointed, at a remuneration to be fixed by the Directors.

Additional Matters to be Acted Upon

The Company is seeking Shareholder approval for the issuance of Common Shares from treasury pursuant to the Company’s new Restricted Share Unit Plan (the “RSU Plan”) and Deferred Share Unit plan (the “DSU Plan”). The intent of each of the proposed treasury-based RSU Plan and DSU Plan is to encourage significant share ownership by executives and directors, to provide a more flexible mix of compensation components to attract, retain, and incentivize the performance of the participants in alignment with the success of the Company and its Shareholders, and to preserve cash where possible.

The Company is also seeking Shareholder ratification of the prior issuances of certain RSUs (as defined below) and DSUs (as defined below), as such issuances are further described under the headings “Prior Grants Under the RSU Plan” and “Prior Grants Under the DSU Plan”, below.

The Company has authorized and issued 1,000,000 RSUs, 750,000 DSUs, 3,250,000 stock options issued under the Company’s Stock Option Plan (the “Stock Option Plan”) and 1,875,000 stock options issued to the CEO by way of a shareholder approval grant outside of the Stock Option Plan, to insiders of the Company (as that term is defined by the TSX), which, if all were exercised for or settled by the delivery of Common Shares, would represent 13% of the currently issued and outstanding Common Shares of the Company. Pursuant to the terms of each of the RSU Plan, DSU Plan and Stock Option Plan, the maximum number of Common Shares issuable to insiders of the Company pursuant to all security-based compensation arrangements of the Company is not to exceed 10% of the issued and outstanding Common Shares. In compliance therewith, the maximum number of Common Shares issuable pursuant to the RSUs and DSUs currently issued to insiders is 151,923, with the remainder to be settled by the delivery of Common Shares purchased in the open market, in cash or in any combination of the foregoing (at the discretion of the Company) pursuant to the terms of the RSU Plan and the DSU Plan. For more information, refer to the sections entitled “Vesting” and “Maximum Number of Common Shares Issued” under each of “Approval of Restricted Share Unit Plan” and “Approval of Deferred Share Unit Plan” below.

1.               Approval of Restricted Share Unit Plan

Background

The Board has adopted the RSU Plan for the benefit of the Company’s employees, directors and consultants. The RSU Plan has been established to assist the Company in the recruitment and retention of highly qualified employees, directors and eligible consultants by providing a means to reward performance, to motivate participants under the RSU Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of Common Shares under the RSU Plan, to better align the interests of participants with the long-term interests of Shareholders.

The Board intends to use Restricted Share Units (‘‘RSUs’’) issued under the RSU Plan, as well as options issued under the Stock Option Plan, as part of the Company’s overall executive compensation plan. Since the value of RSUs increase or decrease with the price of the Common Shares, RSUs reflect a philosophy of aligning the interests of executives with those of the Shareholders by tying executive compensation to share price performance. In addition, RSUs assist in the retention of qualified and experienced executives by rewarding those individuals who make a long term commitment.

At the Meeting, Shareholders will be asked to approve a resolution to approve the RSU Plan as a treasury based plan, to reserve Common Shares from treasury for issuance under the RSU Plan and to ratify all prior issuances of RSUs under the RSU Plan. In order to be approved, the resolution must be passed by a majority of the votes cast by the holders of the Common Shares present in person or represented by proxy at the Meeting. Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote FOR the approval of the resolution authorizing the RSU Plan as set forth in Appendix “B” (the “RSU Plan Resolution”).

Prior Grants Under The RSU Plan

Restricted Share Unit Plan (1)
Name and Position	Dollar Value ($)(2)	Number of Units
Rick Van Nieuwenhuyse President & CEO	760,000	400,000
Elaine Sanders Vice President, CFO & Corporate Secretary	380,000	200,000
Joseph Piekenbrock Senior Vice President Exploration	380,000	200,000
NEOs as a Group	1,520,000	800,000
All Company Employees (excluding NEOs)	941,450	495,500
Total	2,461,450	1,295,500(3)

(1) RSUs outstanding as of March 15, 2013
(2) Dollar value calculated on grant date of December 5, 2012 using $1.90 per RSU based on the Company’s stock price on the NYSE-MKT.
(3) Represents 2.5% of the issued and outstanding Common Shares as at March 15, 2013.

Summary of the RSU Plan

Set out below is a summary of the RSU Plan. A complete copy of the RSU Plan is attached to this Circular as Appendix “A”.

Eligible Participants

The RSU Plan is administered by the Compensation Committee of the Board or such other Committee of the Board as may be designated by the Board (the “Committee”). Employees, directors and eligible consultants of the Company and its designated subsidiaries are eligible to participate in the RSU Plan. Approximately 21 employees, who are all full-time permanent staff, have received grants from the RSU Plan to date. In accordance with the terms of the RSU Plan, the Company, under the authority of the Board of Directors through the Committee, will approve those employees, directors and eligible consultants who are entitled to receive RSUs and the number of RSUs to be awarded to each participant. RSUs awarded to participants are credited to them by means of an entry in a notional account in their favour on the books of the Company. Each RSU awarded conditionally entitles the participant to receive one Common Share (or the cash equivalent) upon attainment of the RSU vesting criteria.

Vesting

The vesting of RSUs is conditional upon the expiry of a time-based vesting period. The duration of the vesting period and other vesting terms applicable to the grant of the RSUs shall be determined at the time of the grant by the Compensation Committee.

Once the RSUs vest, the participant is entitled to receive the equivalent number of underlying Common Shares or cash equal to the Market Value of the equivalent number of Common Shares. The vested RSUs may be settled through the issuance of Common Shares from treasury (subject to the Shareholder approval being sought at this Meeting), by the delivery of Common Shares purchased in the open market, in cash or in any combination of the foregoing (at the discretion of the Company). If settled in cash, the amount shall be equal to the number of Common Shares in respect of which the participant is entitled multiplied by the Market Value of a Common Share on the payout date. Market Value per share is defined in the RSU Plan and means, as at any date (if the Common Shares are listed and posted for trading on the TSX), the arithmetic average of the closing price of the Common Shares traded on the TSX for the five (5) trading days on which a board lot was traded immediately preceding such date. The RSUs may be settled on the payout date, which shall be the third anniversary of the date of the grant or such other date as the Compensation Committee may determine at the time of the grant, which in any event shall be no later than the expiry date for such RSUs. The expiry date of RSUs will be determined by the Committee at the time of grant. However, the maximum term for all RSUs is two years after the participant ceases to be an employee or eligible consultant of the Company. All unvested or expired RSUs are available for future grants.

Maximum Number of Common Shares Issued

RSUs may be granted in accordance with the RSU Plan provided the aggregate number of RSUs outstanding pursuant to the RSU Plan from time to time shall not exceed 3% of the number of issued and outstanding Common Shares from time to time. It is proposed that the maximum number of Common Shares which may be reserved, set aside and made available for issuance under the RSU Plan is a variable number equal to 3% of the issued and outstanding Common Shares of the Company as of the date of the grant on a non-diluted basis.

The RSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the RSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the RSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding Common Shares.

Cessation of Entitlement

Unless otherwise determined by the Company in accordance with the RSU Plan, RSUs which have not vested on a participant’s termination date shall terminate and be forfeited. If a participant who is an employee ceases to be an employee as a result of termination of employment without cause, in such case, at the Company’s discretion (unless otherwise provided in the applicable Grant Agreement), all or a portion of such participant’s RSUs may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Company in its sole discretion. All forfeited RSUs are available for future grants.

Transferability

RSUs are not assignable or transferable other than by operation of law, except, if and on such terms as the Company may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the participant, the participant’s spouse, minor children or minor grandchildren, and after the participant’s lifetime shall enure to the benefit of and be binding upon the participant’s designated beneficiary, on such terms and conditions as are appropriate for such transfers to be included in the class of transferees who may rely on a Form S-8 registration statement under the U.S. Securities Act of 1933, as amended, to sell Common Shares received pursuant to the RSU.

Amendments to the RSU Plan

Following receipt of the Shareholder approval contemplated hereunder, the Board may, without notice, at any time and from time to time, without shareholder approval, amend the RSU Plan or any provisions thereof in such manner as the Board, in its sole discretion, determines appropriate including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the RSU Plan;
(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the RSU Plan;
(c)	to change the vesting provisions of RSUs;
(d)	to change the termination provisions of RSUs or the RSU Plan that does not entail an extension beyond the original expiry date of the RSU;
(e)	to preserve the intended tax treatment of the benefits provided by the RSU Plan, as contemplated therein; or
(f)	any amendments necessary or advisable because of any change in applicable laws;

provided, however, that:

(g)

no such amendment of the RSU Plan may be made without the consent of each affected participant if such amendment would adversely affect the rights of such affected participant(s) under the RSU Plan; and

(h)	Shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment that results in:
	(i)	an increase in the maximum number of Common Shares issuable pursuant to the RSU Plan other than as already contemplated in the RSU Plan;
	(ii)	an extension of the expiry date for RSUs granted to insiders under the RSU Plan;
	(iii)	other types of compensation through Common Share issuance;
	(iv)	expansion of the rights of a participant to assign RSUs beyond what is currently permitted in the RSU Plan; or
	(v)	the addition of new categories of participants, other than as already contemplated in the RSU Plan.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to RSUs awarded under the Plan. The following description applies to RSUs that are subject to U.S. federal income tax. The grant of RSUs should not result in taxable income to the Participant at the time of grant. When RSUs are paid out, the Participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the RSUs, and the Corporation will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A Participant’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the Participant recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the Participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss.

The TSX has conditionally approved the treasury-based aspects of the RSU Plan, subject to approval of the Shareholders.

The Board recommends that Shareholders vote FOR the RSU Plan Resolution set out in Appendix “B”, and the Company has been advised that the Directors and senior officers of the Company intend to vote all common shares held by them in favour of the RSU Plan Resolution. In the absence of a contrary instruction, the person(s) designated by management of the Company in the enclosed form of proxy intent to vote FOR the RSU Plan Resolution, including for the Common Shares to be taken from treasury and set aside for issuance under the RSU Plan.

Greater than 50% of the votes cast by Shareholders present in person or by proxy are required to approve the RSU Plan Resolution.

2.               Approval of Deferred Share Unit Plan

Background

The Board has adopted the DSU Plan for the benefit of the Company’s non-executive directors of which currently there are ten participating in the DSU Plan. The DSU Plan has been established to assist the Company in the recruitment and retention of qualified persons to serve on the Board and, through the proposed issuance by the Company of Common Shares under the DSU Plan, to promote better alignment of the interests of directors and the long-term interests of Shareholders.

The Board intends to use the Deferred Share Units (‘‘DSUs’’) issued under the DSU Plan, as well as options issued under the Stock Option Plan and RSUs issued under the RSU Plan, if any, as part of the Company’s overall director compensation plan. Since the value of DSUs increase or decrease with the price of the Common Shares, DSUs reflect a philosophy of aligning the interests of directors with those of the Shareholders by tying compensation to share price performance.

At the Meeting, Shareholders will be asked to approve a resolution to approve the DSU Plan as a treasury-based plan, to reserve Common Shares from treasury to issue the DSU Plan and to ratify all prior issuances of DSUs under the DSU Plan. In order to be approved, the resolution must be passed by a majority of the votes cast by the holders of the Common Shares present in person or represented by proxy at the Meeting. Unless such authority is withheld, the management representatives designated in the enclosed form of proxy intend to vote FOR the approval of the resolution authorizing the DSU Plan as set forth in Appendix “D” (the “DSU Plan Resolution”).

Prior Grants Under The DSU Plan

Deferred Share Unit Plan(1)
Name of Non-Executive Director	Dollar Value ($)(2)	Number of Units
Tony Giardini	142,500	75,000
Thomas Kaplan	142,500	75,000
Terry Krepiakevich	142,500	75,000
Gregory Lang	142,500	75,000
Igor Levental	142,500	75,000
Kalidas Madhavpeddi	142,500	75,000
Gerald McConnell	142,500	75,000
Clynton Nauman	142,500	75,000
Janice Stairs	142,500	75,000
Walter Segsworth	142,500	75,000
Directors as a Group	1,425,000	750,000(3)

(1)	DSUs outstanding as of March 15, 2013.
(2)	Dollar value calculated on grant date of December 5, 2012 using $1.90 per DSU based on the Company’s stock price on the NYSE-MKT.
(3)	Represents 1.4% of the issued and outstanding Common Shares as at March 15, 2013.

Summary of the DSU Plan

Set out below is a summary of the DSU Plan. A complete copy of the DSU Plan is attached to this Circular as Appendix “C”.

Administration of Plan

The DSU Plan provides that non-executive directors may elect to receive up to 50% of their annual compensation amount (the “Annual Base Compensation”) in DSUs. A DSU is a unit credited to a Participant by way of a bookkeeping entry in the books of the Company, the value of which is equivalent to a Common Share. All DSUs paid with respect to Annual Base Compensation will be credited to the director by means of an entry in a notional account in their favour on the books of the Company (a “DSU Account”) when such Annual Base Compensation is payable. The director’s DSU Account will be credited with the number of DSUs calculated to the nearest thousandth of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the payment date by the Share Price of a Common Share at the time. Share Price is defined in the DSU Plan and means (if the Common Shares are listed and posted for trading on the TSX) the closing price of a Common Share on the TSX averaged over the five (5) consecutive trading days immediately preceding the date of grant or the redemption date, as the case may be. Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

Additionally, the Board may award such number of DSUs to a non-executive director as the Board deems advisable to provide the director with appropriate equity-based compensation for the services he or she renders to the Company. The Board shall determine the date on which such DSUs may be granted and the date as of which such DSUs shall be credited to the director’s DSU Account. The Company and a director who receives such an additional award of DSUs shall enter into a DSU award agreement to evidence the award and the terms applicable thereto.

Generally, a participant in the DSU Plan shall be entitled to redeem his or her DSUs during the period commencing on the business day immediately following the date upon which the non-executive director ceases to hold any position as a director of the Company and its subsidiaries and is no longer otherwise employed by the Company or its subsidiaries, including in the event of death of the participant (the “Termination Date”) and ending on the 90th day following the Termination Date, provided, however that for U.S. Eligible Participants, redemption will be made upon such Participant’s “separation from service” as defined under Internal Revenue Code Section 409A. Redemptions under the DSU Plan may be in Common Shares issued from treasury subject to the Shareholder approval being sought at this Meeting, may be purchased by the Company on the open market for delivery to the director, may be settled in cash or any combination of the foregoing.

Maximum Number of Common Shares Issued

DSUs may be granted in accordance with the DSU Plan, provided the aggregate number of DSUs outstanding pursuant to the DSU Plan from time to time does not exceed 2% of the issued and outstanding Common Shares from time to time. It is proposed that the maximum number of Common Shares which may be reserved, set aside and made available for issuance under the DSU Plan is a variable number equal to 2% of the issued and outstanding Common Shares of the Company as of the date of grant on a non-diluted basis.

The DSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the DSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number ofoutstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the DSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding Common Shares.

Transferability

No right to receive payment of deferred compensation or retirement awards shall be transferable or assignable by any participant under the DSU Plan except by will or laws of descent and distribution.

Amendments to the DSU Plan

Following receipt of the Shareholder approval contemplated hereunder, the Board may at any time, and from time to time, and without shareholder approval, amend any provision of the DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the DSU Plan including amendments of a “clerical” or “housekeeping” nature;
(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the DSU Plan;
(c)	amendments to the termination provisions of the DSU Plan;
(d)	amendments necessary or advisable because of any change in applicable laws;
(e)	amendments to the transferability of DSUs;
(f)	amendments relating to the administration of the DSU Plan; or
(g)	any other amendment, fundamental or otherwise, not requiring shareholder approval under applicable laws;

provided, however, that:

(h)

no such amendment of the DSU Plan may be made without the consent of each affected participant in the DSU Plan if such amendment would adversely affect the rights of such affected participant(s) under the DSU Plan; and

(i)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment:
	(i)	to increase the maximum number of Common Shares which may be issued under the DSU Plan;
	(ii)	to the amendment provisions of the DSU Plan; or
	(iii)	to the definition of “Participant”.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to DSUs awarded under the Plan.The following description applies to DSUs that are subject to U.S. federal income tax. The grant of DSUs and the crediting of DSUs to a Director’s DSU Account should not result in taxable income to the Director at the time of grant. When DSUs are paid out, the Director will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the DSUs, and the Corporation will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A Director’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the Director recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the Director’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss. To the extent that a Director’s DSUs are subject to U.S. federal income tax and to taxation under the Income Tax Act (Canada), DSUs awarded under the Plan are intended to comply with Section 409A of the Internal Revenue Code and to avoid adverse tax consequences under paragraph 6801(d) of the regulations under the Income Tax Act (Canada), To that end, the DSU Plan contains certain forfeiture provisions that could apply to DSUs awarded under the Plan in limited circumstances.

The TSX has conditionally approved the treasury-based aspects of the DSU Plan, subject to approval of the Shareholders.

The Board recommends that Shareholders vote FOR the DSU Plan Resolution set out in Appendix “D”, and the Company has been advised that the directors and senior officers of the Company intend to vote all Common Shares held by them in favour of the DSU Plan Resolution. In the absence of contrary instruction, the person(s) designated by management of the Company in the enclosed form of proxy intend to vote FOR the DSU Plan Resolution.

Greater than 50% of the votes cast by Shareholders present in person or by proxy is required to approve the DSU Plan Resolution.

3.               Non-Binding Advisory Vote on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, gives our Shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed under the “Compensation Discussion and Analysis” section of this Circular.

Our executive compensation program is designed to recruit and retain key individuals and reward individuals with compensation that has long-term growth potential while recognizing that the executives work as a team to achieve corporate results and should be rewarded accordingly. In order to align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, short-term and long-term incentive programs to make executive pay dependent on the Company’s performance (or “at-risk”). In addition, as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of his or her total compensation deemed “at-risk” increases. Shareholders are urged to read the “Compensation Discussion and Analysis” section of this Circular, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy.

We are asking our Shareholders to indicate their support for our NEO compensation as described in this Circular by voting FOR the following resolution:

BE IT RESOLVED, as an ordinary resolution, that the compensation paid to the named executive officers, as disclosed in the Company’s 2013 Circular pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board or the Compensation Committee. Our Board and Compensation Committee value the opinions of all of our Shareholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. It is currently expected that Shareholders will be given an opportunity to cast an advisory vote on this topic every three years, with the next opportunity occurring in connection with the Company’s annual meeting of Shareholders in 2016.

Unless the proxy specifically instructs the proxyholder to withhold such vote, Common Shares represented by the proxies hereby solicited shall be voted FOR the approval of the non-binding resolution approving the compensation paid to the NEOs as disclosed in this Circular.

4.               Frequency of Non-Binding Advisory Vote on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are required to submit to our Shareholders a non-binding vote to advise whether the non-binding Shareholder vote on compensation of the Company’s NEOs shall occur every one, two, or three years.

After careful consideration, our Board believes that submitting the non-binding vote on compensation of the Company’s NEOs to Shareholders on a TRIENNIAL basis is appropriate for the Company and its Shareholders at this time.

The proxy card provides Shareholders with four choices (every one, two, or three years, or abstain). Shareholders are not voting to approve or disapprove our Board’s recommendation. Shareholder approval of a one, two, or three-year frequency vote is non-binding and will not require the Company to implement the non-binding vote on compensation of the Company’s NEOs every one, two, or three years. The final decision on the frequency of a non-binding vote on compensation of the Company’s NEOs remains with our Board and/or its committees.

Our Board values the opinions of the Company’s Shareholders. Although the vote is non-binding, the Board and its committees will carefully consider the outcome of the frequency vote when making future decisions regarding the frequency of voting on a non-binding vote on compensation of the Company’s Named Executive Officers.

Unless the proxy specifically instructs the proxyholder to withhold such vote, Common Shares represented by the proxies hereby solicited shall be voted FOR the non-binding Shareholder vote on compensation of the Company’s NEOs to occur every THREE YEARS.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current directors and executive officers. The term for each director expires at our next annual meeting or at such time as his or her successor is appointed and qualified, upon ceasing to meet the qualifications for election as a director, upon death, upon removal by the Shareholders or upon delivery or submission to the Company of the director's written resignation, unless the resignation specifies a later time of resignation. Each executive officer shall hold office until the earlier of the date his resignation becomes effective, the date his successor is appointed or he shall cease to be qualified for that office, or the date he is terminated by Board of Directors of the Company. The name and location of residence, their ages and offices held by the directors and executive officers has been furnished by each of them and is current as of November 30, 2012. Unless otherwise indicated, the address of each director and executive officer in the table set forth below is care of NovaCopper Inc., Suite 2300, 200 Granville Street, Vancouver, British Columbia, Canada.

Name and Municipality of Residence	Position and Office Held	Director/Officer Since	Age
Tony S. Giardini(2)(3) British Columbia, Canada	Director	January 24, 2012	53
Dr. Thomas S. Kaplan(1) New York, USA	Chairman	January 24, 2012	50
Terry Krepiakevich(2) British Columbia, Canada	Director	April 27, 2011	60
Gregory A. Lang(4) Utah, USA	Director	January 24, 2012	57
Igor Levental(5)(6) Colorado, USA	Director	January 24, 2012	57
Kalidas V. Madhavpeddi(2)(3)(4) Arizona, USA	Director	January 24, 2012	57
Gerald J. McConnell(5) Nova Scotia, Canada	Director	January 24, 2012	67
Clynton R. Nauman(4) Washington, USA	Lead Director	April 27, 2011	63
Janice Stairs(3)(5)(6) Nova Scotia, Canada	Director	April 27, 2011	53
Walter Segsworth(4)(6) British Columbia, Canada	Director	January 24, 2012	63
Rick Van Nieuwenhuyse(6) British Columbia, Canada	Director, President and Chief Executive Officer of the Company.	April 27, 2011	57
Elaine M. Sanders British Columbia, Canada	Vice President, Chief Financial Officer and Corporate Secretary	April 29, 2011(7)	43
Joseph R. Piekenbrock Colorado, USA	Senior Vice President, Exploration	April 29, 2011	57

(1)	Chairman of the Board.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Environment, Health, Safety and Technical (“EHST”) Committee.
(5)	Member of the Corporate Governance and Nominating Committee.
(6)	Member of the Corporate Communications Committee.
(7)	Appointed Corporate Secretary on April 29, 2011 and Vice President and CFO on January 30, 2012.

Tony S. Giardini, CA, CPA

Mr. Giardini is currently Chief Financial Officer of Kinross Gold Corporation and was Chief Executive Officer of Ivanhoe Mines Ltd. from May 2006 to April 2012. Prior to joining Ivanhoe Mines Ltd., Mr. Giardini spent more than 10 years with Placer Dome Inc. as Vice President and Treasurer, responsible for managing and overseeing the company’s debt and capital market activities, including managing banking relationships with U.S., Canadian, and international banks. During his time at Placer Dome, Mr. Giardini led the financing team that raised in excess of US$1 billion in debt and equity financings. Mr. Giardini is a Chartered Accountant and a Certified Public Accountant and spent 12 years with accounting firm KPMG prior to joining Placer Dome Inc.

The Board has determined that Mr. Giardini should serve as a director due to his experience in finance, financial reporting and operations as a chief financial officer of a major mining company.

Principal Occupation During Past Five Years: Chief Financial Officer of Kinross Gold Corporation (November 2012-present); Chief Financial Officer of Capstone Mining Corp. (August – November 2012); Chief Financial Officer of Ivanhoe Mines Ltd. (2006 – 2012); and Vice President and Treasurer of Placer Dome Inc. (2003 – 2006).

Directorships Held During Past Five Years: NovaGold Resources Inc.

Areas of experience include: finance, investment banking, governance, mining industry, treasury and audit.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	5/5	691	200,000	75,000
Compensation	11/11
Audit	4/4

Dr. Thomas S. Kaplan

Dr. Kaplan is Chairman of the Board of Directors of the Company as well as NovaGold Resources Inc. He is also Executive Chairman of The Electrum Group LLC, a privately-held global natural resources investment management company which manages the portfolio of Electrum, the single largest shareholder of the Company. Dr. Kaplan is an entrepreneur and investor with a track record of both creating and unlocking shareholder value in public and private companies. Most recently, Dr. Kaplan served as Chairman of Leor Exploration & Production LLC, a natural gas exploration and development company founded by Dr. Kaplan in 2003. In 2007, Leor’s natural gas assets were sold to EnCana Oil & Gas USA Inc., a subsidiary of Encana Corporation, for $2.55 billion. Dr. Kaplan holds Bachelor’s, Master’s and Doctoral Degrees in History from Oxford University.

The Board has determined that Dr. Kaplan should serve as a director due to his knowledge of economics and mergers and acquisitions in the mining sector.

Principal Occupation During Past Five Years: Chairman and Chief Executive Officer of The Electrum Group LLC (2011 – present); Chairman of Tigris Financial Group Ltd. (2007 – 2011); Principal of Tigris Financial Group (2011 – present); and Chairman, Leor Exploration and Production LLC (2007 – present).

Directorships Held During Past Five Years: NovaGold Resources Inc.

Areas of experience include: finance, mergers and acquisitions in the mining industry, mineral exploration.

	Overall Attendance	Securities Held
80%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#

Board	4/5	-	200,000	75,000

Terry Krepiakevich, CA, ICD.D
Mr. Krepiakevich most recently was Chief Financial Officer of SouthGobi Resources Ltd. from July 2006 to 2011, a TSX and Hong Kong-listed company, and is a director of Western Lithium USA Corp., Concordia Resource Corp., and St. Augustine Gold & Copper Ltd, TSX-listed companies. He has been a director of Alexco Resource Corp., a TSX and NYSE-listed mineral resources company, since July 2009. Mr. Krepiakevich serves as Chair of the Audit Committee for the above noted companies where he is a director, and has previously served as a member of Compensation, Nomination and Corporate Governance Committees. From November 2000 to July 2006, Mr. Krepiakevich was the Chief Financial Officer of Extreme CCTV Inc., which was formerly listed on the TSX, and also served as a director from June 2001 to July 2006. Mr. Krepiakevich was the Chief Executive Officer and a director of First Industrial Capital Corp. from September 1997 to March 2004. He was the Vice President of Finance and Chief Financial Officer of Maynards Industries from July 1988 to June 2000. Mr. Krepiakevich is a Chartered Accountant, certified by the Institute of Chartered Accountants of British Columbia.

The Board has determined that Mr. Krepiakevich should serve as a director due to his knowledge of finance, public markets, corporate governance and internal controls.

Principal Occupation During Past Five Years: Chief Financial Officer of SouthGobi Resources Ltd. (2006 – 2011).

Directorships Held During Past Five Years: Alexco Resource Corp., Concordia Resource Corp., Western Lithium USA Corporation, St. Augustine Gold and Copper Limited.

Areas of experience include: finance, investment banking, governance, mining industry, treasury and audit.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	5/5	-	200,000	75,000
Audit	4/4

Gregory A. Lang

Mr. Lang is President and Chief Executive Officer of NovaGold. Mr. Lang has over 30 years of diverse experience in mine operations, project development and evaluations, including experience as President of Barrick Gold of North America, a wholly-owned subsidiary of Barrick Gold Corporation. Mr. Lang has held operating and project development positions over his 10-year tenure with Barrick Gold Corporation and, prior to that, with Homestake Mining Company and International Corona Corporation, both of which are now part of Barrick Gold Corporation. He holds a Bachelor of Science in Mining Engineering from University of Missouri-Rolla and is a Graduate of the Stanford University Executive Program.

The Board has determined that Mr. Lang should serve as a director due to his knowledge of mine building and operations.

Principal Occupation During Past Five Years: President and Chief Executive Officer of NovaGold Resources Inc. (January 2012 –present) and President of Barrick Gold of North America (2005 – 2011).

Directorships Held During Past Five Years: NovaGold Resources Inc., Sunward Resources Ltd.

Areas of experience include: senior officer, mine engineering, construction, safety and operations.

	Overall Attendance	Securities Held
86%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	4/5	19,640	200,000	75,000
EHST	2/2

Igor Levental, P.Eng

Mr. Levental is President of The Electrum Group LLC, a privately-held global natural resources investment management company. Electrum, an affiliate of Electrum Group, is currently the largest shareholder of the Company. Mr. Levental is a director of Gabriel Resources Ltd., a TSX-listed company engaged in the development of major precious metals deposits in Romania. He is also a director of NovaGold Resources Inc., a TSX-listed company involved in the development of major projects in Alaska and British Columbia and Sunward Resources Ltd., a TSX-listed company engaged in the exploration and development of a large porphyry gold- copper project in Colombia. With more than 30 years of experience across a broad cross-section of the international mining industry, Mr. Levental has held senior positions with major mining companies including Homestake Mining Company and International Corona Corporation. Mr. Levental is a Professional Engineer with a BSc in Chemical Engineering and an MBA from the University of Alberta.

The Board has determined that Mr. Levental should serve as a director due to his knowledge of corporate development and investor relations.

Principal Occupation During Past Five Years: President of The Electrum Group LLC (2010 – present); and Executive Vice President, Corporate Development of Electrum USA Ltd. (2007 – 2010).

Directorships Held During Past Five Years: Sunward Resources Ltd., NovaGold Resources Inc., Gabriel Resources Ltd.

Areas of experience include: corporate development, finance, mergers and acquisitions, corporate governance and mining industry.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	5/5	166	200,000	75,000
Corporate Governance and Nominations	2/2
Corporate Communications	2/2

Kalidas V. Madhavpeddi

Mr. Madhavpeddi has been President of Azteca Consulting LLC, an advisory firm to the metals and mining sector, since November 2006. He is also the Chief Executive Officer of Forex Investment Group, a private Hong Kong based equity fund. His extensive career in the mining industry spans over 30 years including Phelps Dodge Corp. from 1980 to 2006, starting as a Systems Engineer and ultimately becoming Senior Vice President for Phelps Dodge Corporation, a Fortune 500 company, responsible for the company’s global business development, acquisitions and divestments, including joint ventures, as well as its global exploration programs. He was contemporaneously President of Phelps Dodge Wire and Cable, a copper and aluminum cable manufacturer with international operations in over ten countries, including Brazil and China. Mr. Madhavpeddi is an alumnus of the Indian Institute of Technology, Madras, India, the University of Iowa and the Harvard Business School.

The Board has determined that Mr. Madhavpeddi should serve as a director due to his many years of experience in the copper industry with a major producer and his knowledge of mergers and acquisitions.

Principal Occupation During Past Five Years: President of Azteca Consulting LLC (2006 – present) and Chief Executive Officer of Forex Investment Group Limited (2011 – present).

Directorships Held During Past Five Years: Capstone Mining Corp., NovaGold Resources Inc., Namibia Rare Earths Inc.

Areas of experience include: corporate strategy, mergers and acquisitions, mining operations and capital, marketing and sales.

	Overall Attendance	Securities Held
90%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	4/5	1,011	200,000	75,000
Audit	4/4
Compensation	11/11
EHST(1)	-

(1)	Mr. Madhavpeddi joined the EHST Committee mid-year.

Gerald J. McConnell, Q.C.

Mr. McConnell has over 25 years of experience in the resource sector. Mr. McConnell is a director and the Chief Executive Officer of Namibia Rare Earths Inc., a public Canadian company focused on the development of rare earth opportunities in Namibia. From 1990 to 2010, he was President and Chief Executive Officer of Etruscan Resources Inc., a West African junior gold producer. From December 1984 to January 1998, Mr. McConnell was the President of the Company and from January 1998 to May 1999 he was the Chairman and Chief Executive Officer of the Company. Gerald McConnell, a graduate of Dalhousie Law School, was called to the bar of Nova Scotia in 1971 and received his Queen’s Counsel designation in 1986.

The Board has determined that Mr. McConnell should serve as a director due to his knowledge of legal and corporate governance.

Principal Occupation During Past Five Years: Director and Chief Executive Officer of Namibia Rare Earths Inc. (2010 – present) and President and Chief Executive Officer of Etruscan Resources Inc. (1990 – 2010).

Directorships Held During Past Five Years: Namibia Rare Earths Inc., NovaGold Resources Inc., Etruscan Resources Inc.

Areas of experience include: legal, compensation, operations, mining industry, senior officer and board governance.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#

Board	5/5	5,535	200,000	75,000
Corporate Governance and Nominations	2/2

Clynton R. Nauman

Mr. Nauman, Lead Director (as more particularly described under “Statement of Corporate Governance Practices – Position Descriptions”), is the President and Chief Executive Officer of Alexco Resource Corp. From January 2002 to January 2005, Mr. Nauman was the President of Asset Liability Management Group ULC and from February 1998 until February 2003 Mr. Nauman was President of Viceroy Gold Corporation and Viceroy Minerals Corporation, and a director of Viceroy Resource Corporation. From 1993 to 1998, Mr. Nauman was the General Manager of Kennecott Minerals. Mr. Nauman has 25 years of diversified experience in the mining industry ranging from exploration and business development to operations and business management in the precious metals, base metals and coal sectors.

The Board has determined that Mr. Nauman should serve as a director due to his work experience in Alaska, his knowledge of Alaskan operations and experience with exploration, environmental matters, mine safety and geology.

Principal Occupation During Past Five Years: Chief Executive Officer of Alexco Resource Corp. and Asset Liability Management Group ULC (2005 – present).

Directorships Held During Past Five Years: Alexco Resource Corp., NovaGold Resources Inc.

Areas of experience include: environmental, geology, exploration, mine development and operations, mining industry, senior officer, financing and corporate governance.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	5/5	21,573	200,000	75,000
EHST	2/2

Janice Stairs, LLB, MBA

Ms. Stairs has over 25 years of experience working with companies involved in the resource sector. Ms. Stairs is currently General Counsel to Namibia Rare Earths Inc., a TSX-listed explorer focused on rare earths in Namibia. Prior to joining Namibia Rare Earths in September 2011, Ms. Stairs was General Counsel to Endeavour Mining Corporation, a position she assumed in September 2010 after Endeavour acquired Etruscan Resources Inc. where Ms. Stairs had held the positions of Vice President and General Counsel since 2004. Prior to 2004, Ms. Stairs was a partner with the law firm of McInnes Cooper (formerly Patterson Palmer) located in Halifax, Nova Scotia, and she continues to act as counsel to the firm. Ms. Stairs practiced law in private practice for 19 years specializing in corporate finance, securities and resource-related issues for private and public companies. Ms. Stairs is a director and Chair of Nova Scotia Business Inc., a Nova Scotia crown corporation established to promote economic development in Nova Scotia. Ms. Stairs graduated from Dalhousie Law School and holds a Masters of Business Administration degree from Queen’s University.

The Board has determined that Ms. Stairs should serve as a director due to her experience in securities compliance and public listing requirements and knowledge of legal and corporate governance.

Principal Occupation During Past Five Years: General Counsel to Namibia Rare Earths Inc. (2011-present); General Counsel to Endeavour Mining Corporation (2010-2011); and Vice President and General Counsel of Etruscan Resources Inc. (2004 – 2010).

Directorships Held During Past Five Years: None

Areas of experience include: legal aspects of corporate finance, securities and resource-related issues for private and public companies.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	5/5	10,000	200,000	75,000
Compensation Committee	11/11
Corporate Governance and Nominations	2/2
Corporate Communications	2/2

Walter Segsworth

Mr. Segsworth is a director of Gabriel Resources Ltd., Heatherdale Resources, Roxgold Inc., Telus World of Science, and is lead independent director of Pan American Silver. Mr. Segsworth has 40 years of experience in mining in Canada and overseas. Mr. Segsworth has served as a senior officer of several mining companies including Westmin Resources, where he was President and Chief Executive Officer, and Homestake Mining Company, where he was President and Chief Operating Officer. He is also currently lead independent director of Alterra Power Corp. Mr. Segsworth is past Chairman of both the Mining Associations of British Columbia (BC) and Canada and was named BC's Mining Person of the year in 1996. He received his bachelor of science in mining engineering from Michigan Technological University.

The Board has determined that Mr. Segsworth should serve as a director due to his knowledge of mining engineering and operations.

Principal Occupation During Past Five Years: Corporate director of various corporations.

Directorships Held During Past Five Years: Heatherdale Resources Ltd., Pan American Silver Corp., Alterra Power Corp., Gabriel Resources Ltd., Roxgold Inc., UEX Corporation, Northern Dynasty Minerals Ltd., Explorator Resources Inc., Plutonic Power Corporation, Yukon Zinc Corporation, Great Basin Gold Ltd. and Centenario Copper Corporation.

Areas of experience include: corporate governance, mining engineering and mining operations.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	DSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	5/5	833	200,000	75,000
Corporate Communications	2/2
EHST	2/2

Rick Van Nieuwenhuyse

Mr. Van Nieuwenhuyse is the President and Chief Executive Officer of the Company. Mr. Van Nieuwenhuyse has more than 30 years of experience in the natural resource sector, including his role as Founder, President and Chief Executive Officer of NovaGold since 1997 and his role as Vice President of Exploration for Placer Dome Inc. from 1990 to 1997. In addition to his international exploration perspective, Mr. Van Nieuwenhuyse brings years of working experience in and knowledge of Alaska to the Company. Mr. Van Nieuwenhuyse has managed projects from grassroots discovery through to advanced feasibility studies, production and closure. Mr. Van Nieuwenhuyse holds a Candidature degree in Science from the Université de Louvain, Belgium, and a Masters of Science degree in Geology from the University of Arizona. He received the Thayer Lindsley award in 2009 for his role in the Donlin Gold discovery.

The Board believes that Mr. Van Nieuwenhuyse is an invaluable member of management due to his leadership skills. His understanding of Alaska, technical, economic and social aspects of the Company’s UKMP Projects have significantly contributed to the advancement of the Company’s core asset. Accordingly, the Board has determined that Mr. Van Nieuwenhuyse should once again serve as a director.

Principal Occupation During Past Five Years: Former President and Chief Executive Officer of NovaGold.

Directorships Held During Past Five Years: Alexco Resource Corp., AsiaBase Metals Inc., NovaGold Resources Inc., Tintina Resources Inc.

Areas of experience include: exploration, geology, government relations, mining industry, financing, senior officer and board governance.

	Overall Attendance	Securities Held
100%
		Common Shares	Stock Options	RSUs
Board / Committee Membership	Regular Meeting	#	#	#
Board	5/5	312,432	1,875,000	400,000
Corporate Communications	2/2

Elaine M. Sanders, CA, CPA

Ms. Sanders is the Chief Financial Officer and Corporate Secretary of NovaCopper and was Vice President, Chief Financial Officer and Corporate Secretary of NovaGold. She brings over 20 years of experience in audit, finance and accounting with public and private companies. She has been involved with numerous financings and acquisitions, and has listed companies on both the TSX and NYSE-MKT (previously AMEX). Elaine is responsible for all aspects of financial reporting, compliance and corporate governance of the Company. She holds a Bachelor of Commerce degree from the University of Alberta, a Chartered Accountant and a Certified Public Accountant.

Principal Occupation During Past Five Years: Chief Financial Officer and Corporate Secretary of NovaCopper Inc. (2011 – present); Vice President, Chief Financial Officer and Corporate Secretary of NovaGold Resources Inc. (2011 – 2012); and Vice President Finance and Corporate Secretary of NovaGold Resources Inc. (2006 – 2011).

Directorships Held During Past Five Years: none.

Areas of experience include: finance, securities compliance, senior officer and corporate governance.

Joseph R. Piekenbrock

Mr. Piekenbrock is the Senior Vice President, Exploration of NovaCopper and was Vice President, Exploration of NovaGold from 2002 to 2012. He brings over 30 years of experience working in the minerals exploration and development sector. Prior to joining NovaGold in 2002, he worked extensively in northern climates through years of exploration for both Teck Cominco Ltd. and Placer Dome Inc. in Alaska. Mr. Piekenbrock holds a B.A. in Geology from the University of Colorado and an M.Sc. in Geology from the University of Arizona.

Principal Occupation During Past Five Years: Vice President, Exploration of NovaGold Resources Inc.

Directorships Held During Past Five Years: AsiaBaseMetals Inc. and Mantra Capital Inc.

Areas of experience include: exploration, geology, and mining industry.

Meetings of the Board and Board Member Attendance of Annual Meeting

During the fiscal year ended November 30, 2012, the Board held 5 meetings. None of the incumbent directors attended fewer than 75% of the aggregate of the total number of Board meetings and meetings of the committees on which he serves.

Board members are not required to attend the annual general meeting.

Legal Proceedings

Neither the Company nor any of its property is currently subject to any material legal proceedings or other adverse regulatory proceedings. We do not currently know of any legal proceedings against us involving our directors, executive officers or Shareholders of more than 5% of our voting shares. None of our directors or executive officers has, during the past ten years, been involved in any material bankruptcy, criminal or securities law proceedings.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of our Company. There are no arrangements or understanding with major shareholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.

Interest of Certain Persons or Companies in Matters to be Acted Upon

Except as described in this Information Circular, no (i) person who has been a director or executive officer of the Company at any time since the beginning of the Company’s financial year, (ii) proposed nominee for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

Independence of Directors

The Board determined that the following directors qualify as independent under the applicable standards of the NYSE-MKT, SEC rules and National Instrument 52-110: Messrs. Giardini, Krepiakevich, Levental, Madhavpeddi, McConnell, Nauman, Segsworth and Ms. Stairs.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and such 10% Shareholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

The Company was a “foreign private issuer” (as defined in Rule 3b-4 under the Exchange Act) during the entirety of the fiscal year ended November 30, 2012 and was not subject to the reporting requirements of Section 16(a). The Company will be required in its Circular for the next fiscal year to make a determination of whether it believes all transactions required to be reported pursuant to Section 16(a) were timely reported by the Company's officers, directors and greater than 10% Shareholders.

STATEMENT OF EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes and explains the significant elements of the Company’s executive compensation program which was implemented during the 2012 fiscal year to attract, retain and incentivize the Company’s named executive officers (“NEOs” or “Named Executive Officers”).

For the fiscal year ended November 30, 2011 the Company did not have a compensation program or any NEOs as the Company was a wholly-owned subsidiary of NovaGold. NovaGold provided various services to the Company for the majority of 2012 through a services agreement (the “Services Agreement”) including the services of Ms. Sanders as Chief Financial Officer (“CFO”).

On April 30, 2012 the Company’s outstanding Common Shares were distributed to shareholders of NovaGold by way of a statutory plan of arrangement at which time the Company became a public company holding the Arctic and Bornite projects (the “Upper Kobuk Mineral Projects” or “UKMP Projects”) as the Company’s material assets. Since April 30, 2012 until November 13, 2012, the Company had been developing the Company’s internal capabilities and, accordingly, Ms. Sanders provided her services to the Company until November 13, 2012 pursuant to the terms of the Services Agreement. On November 13, 2012, Ms. Sanders terminated her employment with NovaGold and entered into a contract of employment with the Company.

The Company’s current NEOs are:

  Mr. Rick Van Nieuwenhuyse, President and CEO

  Ms. Elaine Sanders, Vice President and CFO

  Mr. Joseph Piekenbrock, Senior Vice President, Exploration

Ms. Sanders and Mr. Piekenbrock transitioned to NovaCopper from similar roles at NovaGold based on a coordinated approach between the two companies. With almost ten years of experience for each of Ms. Sanders and Mr. Piekenbrock at NovaGold, both companies wished to retain expertise and knowledge of the UKMP Projects with the spun-out company. Accordingly, the salaries and benefits received by Ms. Sanders and Mr. Piekenbrock at NovaGold were considered by the Compensation Committee in determining the appropriate compensation for such individuals at NovaCopper.

Objectives of Compensation Program

The objectives of the Company’s compensation program are to attract, retain and incentivize highly qualified executive officers with the talent and experience necessary for the success of the Company. The Company’s compensation program is designed to recruit and retain key individuals and reward individuals with compensation that has long-term growth potential while recognizing that the executives work as a team to achieve corporate results and should be rewarded accordingly.

The Compensation Committee of the Board (the “Compensation Committee”) evaluates each executive officer position to establish and enumerate skill requirements and levels of responsibility. The Compensation Committee, after referring to market information provided by its outside compensation advisor, Roger Gurr & Associates (the “Compensation Consultant”), determines compensation for the executive officers. The Company compensation philosophy for 2012 was to be in the 62.5th percentile of its Peer Group (defined below) for base salaries paid to its NEOs, 75th percentile of its Peer Group for total cash compensation based on individual and company performance paid to its NEOs (which compensation includes base salary and annual short term incentives paid) and 50th percentile of its Peer Group for total long term incentives granted to its NEOs.

Executive Compensation Policies and Programs

In establishing compensation objectives for executive officers, the Compensation Committee seeks to accomplish the following goals:

•	incentivize executives to achieve important corporate and personal performance objectives and reward them when such objectives are met;

•	recruit and subsequently retain highly qualified executive officers by offering overall compensation that is competitive with that offered for comparable positions at Peer Group companies; and

•	align the interests of executive officers with the long-term interests of Shareholders through participation in the Company’s stock-based compensation plans.

Currently, the Company’s executive compensation package consists of the following principal components: base salary, annual incentive cash bonus, various health plan benefits, registered retirement savings plan (“RRSP”) matching for Canadian NEOs, individual retirement account (“IRA”) matching for U.S. NEOs, and long-term incentives in the form of stock options and restricted share units.

The following table summarizes the different elements of the Company’s total compensation package:

COMPENSATION ELEMENT	OBJECTIVE	KEY FEATURE
Base Salary	Provide a fixed level of cash compensation for performing day- to-day responsibilities.	Base salary bands were created and annually reviewed based on 62.5th percentile of the market data for base salary. Actual increases are based on individual performance.
Annual Incentive Plan	Reward for short-term performance against corporate, department, and individual goals.	Cash payments based on a formula. Each NEO has a target percentile opportunity based on the 75th percentile of the market data for total cash. Actual payout depends on performance against corporate, group and individual goals. Minimum Company performance needs to be met before a payout occurs.
Stock Options	Align management interests with those of shareholders, encourage retention and reward long-term Company performance.	Calculations are based on targets for each NEO determined by targeting the 50th percentile of the market data for total direct compensation. Stock option grants generally vest over 2 years and have a 5-year life.
Restricted Share Units	Align management interests with those of shareholders, encourage retention and reward long-term Company performance.	Calculations are based on targets for each NEO determined by targeting the 50th percentile of the market data for total direct compensation. RSU grants may vest over a period of 2 years.
Retirement Plans: RRSP (Canadian employees) and IRA (U.S. employees)	Provide retirement savings.	RRSP – Company matches 100% of the employee’s contribution up to 5% of base salary. IRA – Company matches 100% of the employee’s contribution up to 3% of base salary.
Health Plan Benefits	Provide security to employees and their dependents pertaining to health and welfare risks.	Coverage includes medical and dental benefits, short- and long-term disability insurance, life insurance and employee assistance plan.

Annual Compensation Decision-Making Process

Each year, the executive team establishes goals and initiatives for the upcoming year that include key priorities. The CEO presents these goals and initiatives to the Board for approval. Similarly, the CEO and the Chair of the Compensation Committee work together to establish goals for the CEO for the upcoming fiscal year and the CEO follows a process similar to the other NEOs.

The 2013 Corporate Goals Include:

  Operate a Safe Workplace

  Execute Exploration Drilling Program

  Maintain Operational/Departmental Excellence

  Develop People and Stakeholder Strategy

  Advance UKMP Projects

Performance relative to these goals is reviewed at year-end and performance ratings are determined for the Company by the Board, for the CEO by the Compensation Committee and for each of the other NEOs by the CEO. These performance ratings are used in making decisions and calculations related to base salary increases, annual incentive payouts and stock-based grants.

The Board can exercise discretion in determining the appropriate performance rating for the Company and executive officers based on their evaluation of performance against goals set at the beginning of the year. The size of any payout or award is dependent on the performance rating as determined by the Board. The rating can be 0% to 150%.

The Compensation Committee makes a recommendation to the Board regarding the CEO’s base salary, annual incentive payout and stock-based grant. The Compensation Committee also reviews the performance and compensation recommendations for the NEOs by the CEO and makes the final determination regarding the same.

Base salary increases are effective January 1st of each year and annual incentive payments are usually paid out shortly after each performance cycle. The Company’s performance cycle is aligned with its fiscal year end.

The bar graph below illustrates how much of compensation is cash versus non-cash based on the salary guidepost for each NEO and his or her annual incentive and long-term incentive targets for 2012. The actual pay mix may vary depending on whether goals are met since performance factors are used in the calculation of annual incentive pay and long term incentive pay.

Following the compensation review that was completed in 2012, the Total Direct Compensation Pay Mix for 2013 will be:

Consideration of Previous Advisory Vote on Executive Compensation

The Company was not previously required to conduct an advisory vote on executive compensation, commonly referred to as a “Say on Pay” proposal. In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking you pursuant to this Circular to consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company’s Named Executive Officers as disclosed herein.

Risk Assessment of Compensation Policies and Practices

Annually, the Compensation Committee conducts a risk assessment of the Company’s compensation policies and practices as they apply to all employees, including all executive officers. The design features and performance metrics of the Company’s cash and stock-based incentive programs along with the approval mechanisms associated with each were evaluated to determine whether any of these policies and practices would create risks that are reasonably likely to have a material adverse effect on the Company.

As part of the review, the following characteristics of the Company’s compensation policies and practices were noted as being characteristics that the Company believes reduce the likelihood of risk-taking by the Company’s employees, including the Company’s officers and non-officers:

  The Company’s compensation mix is balanced among fixed components such as salary and benefits, annual incentive payments and long-term incentives, including restricted share units and stock options.

  The Compensation Committee, under its charter, has the authority to retain any advisor it deems necessary to fulfill its obligations and has engaged the Compensation Consultant. The Compensation Consultant assists the Compensation Committee in reviewing executive compensation and provides advice to the Committee on an as needed basis.

  The annual incentive program for the executive management team, which includes each of the NEOs, is approved by the Board. Individual payouts are based on a combination of financial metrics as well as qualitative and discretionary factors.

  Stock-based awards are all recommended by the Compensation Committee and approved by the Board.

  The Board approves the compensation for the President and CEO based upon a recommendation by the Compensation Committee comprised of all independent directors.

  The nature of the business in which the Company operates requires some level of risk taking to achieve reserves and development of mining operations in the best interest of all stakeholders. Consequently, the executive compensation policies and practices have been designed to encourage actions and behaviours directed towards increasing long term value while modifying and limiting incentives that promote excessive risk taking.

Based on this assessment, it was concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

NEOs and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Peer Group

On February 15, 2012, the Company retained the Compensation Consultant to assist the Compensation Committee in determining compensation levels for each of the three main components for the Company’s directors and NEOs. The Compensation Consultant’s work encompasses the review of the Company’s executive compensation philosophies against comparable peer group of mining companies using the publicly available filings of peer companies.

A compensation comparator group of mining companies has been developed using the following ideal criteria:

  Exploration/development phase
  Significant potential asset (one or two)
  Market cap up to $1 billion (most below $500 million)
  Projects focused in North America (or low risk jurisdictions)
  Mining (copper primarily)
  Experienced full time executive team

The Company considers the above selection criteria to be relevant because the criteria reflect the types of companies and the market in which the Company primarily competes for talent.

Based upon considerations of company size, stage of development and operating jurisdictions, the following peer comparators were selected:

Alexco Resource Corp.	Nevada Copper Corp.
Augusta Resource Corp.	NGEx Resources Inc.
Avalon Rare Metals Inc.	Paramount Gold and Silver Corp.
Colossus Minerals Inc.	Queenston Mining Inc.
Copper Mountain Mining Corp.	Romarco Minerals Inc.
Duluth Metals Limited	Sabina Gold and Silver Corp.
International Tower Hill Mines Ltd.	Torex Gold Resources Inc.
Mercator Minerals Ltd.	Victoria Gold Corp.

(collectively, the “Peer Group”)

Compensation Elements

After compiling the information based on salary, bonus and other types of cash and equity based compensation programs obtained from the public disclosure records of the Peer Group, the Compensation Consultant reported its findings to the Compensation Committee and made recommendations to the Compensation Committee regarding compensation targets for directors and NEOs.

The Compensation Committee has set the following compensation targets for the Company’s NEOs for the 2013 fiscal year:

•	CEO

	o	Base Salary – 62.5th percentile of Peer Group

	o	Annual Incentive Target – 70% of base salary

	o	Long Term Incentive Target– 160% of base salary

•	VP & CFO and Senior VP, Exploration

	o	Base Salary – 62.5th percentile of Peer Group

	o	Annual Incentive Target – 50% of base salary

	o	Long Term Incentive Target – 100% of base salary

Base Salary

Salaries for executive officers are determined by evaluating the responsibilities inherent in the position held and the individual’s experience and past performance, as well as by reference to the competitive marketplace for management talent at other Peer Group companies. The Compensation Committee refers to market information provided by the Compensation Consultant.

The Compensation Consultant matched the executives to those individuals performing similar functions. The Company targeted the 62.5 th percentile of this market data to determine the salary bands for the NEOs.

As a result of the compensation review conducted in 2012, the Compensation Committee has recommended leaving the current salary bands unchanged for 2013.

The Company targets base salaries above the median to assist in attracting and retaining the key people that the Company needs to be successful.

The Company will conduct a Peer Group review for its NEOs annually. For the Company’s other officers, the PriceWaterhouseCoopers Mining Industry Salary Surveys were used as the source of compensation data.

When determining actual base salary increases for the NEOs, the CEO and Compensation Committee look at the guideposts (62.5 th percentile of the market data) of the salary bands and determine the increase based on the NEO’s performance. Individual performance is evaluated based on goals and initiatives set at the beginning of the year. The CEO determines a salary increase budget for each year based on market data from consulting companies and considering the Company’s financial resources. Using this budget and taking into account individual performance and the individual’s position in his or her salary band, the CEO may recommend an increase for one or all NEOs. The Compensation Committee makes a recommendation for the CEO’s base salary increase, also taking into account the budget set and the CEO’s individual performance.

If the NEO is fully competent in his or her position, the NEO will be paid between 95% to 105% of the guidepost. Developing NEOs would be paid between 80% to 94% of the guidepost and NEOs who consistently perform above expectation can be paid between 106% to 120% of the guidepost.

NEO’s Base Salary Compared to Salary Band Guideposts

Name	2013 Base Salary Compared to Salary Band Guidepost	Reason
Rick Van Nieuwenhuyse	Above: 108% of guidepost	The NEO’s base salary is above the salary range guidepost for his role and level due to his past and current performance, specifically with his knowledge of Alaska, his geological experience in the Ambler mining district and his long term relationships with NANA Regional Corp and the governmental bodies within the State of Alaska.
Elaine Sanders	Above: 117% of guidepost	The NEO’s base salary is above the salary range guidepost for her role and level due to her past and current performance, with consideration of retaining her past experience and knowledge of the UKMP Projects with the spin-out of the Company.
Joseph Piekenbrock	Above: 112% of guidepost	The NEO’s base salary is above the salary range guidepost for his role and level due to his past and current performance, with consideration of retaining his past experience and knowledge of the UKMP Projects with the spin-out of the Company.

Base Salary Increases for 2013

The Compensation Committee approved the following base salary increases for 2013:

Name	Title	2012 Base Salary(1)	2013 Base Salary	% Change
Rick Van Nieuwenhuyse	President & CEO	C$400,000	C$400,000	0%
Elaine Sanders	VP & CFO	C$299,600	C$299,600	0%
Joseph Piekenbrock	Senior VP, Exploration	US$265,000	US$285,000	7.5%

(1)

2012 base salary for Ms. Sanders is carried over from NovaGold. Ms. Sanders began her employment with the Company on November 13, 2012 and prior to that date provided her services under the Services Agreement between the two companies. 2012 base salary for Mr. Piekenbrock is carried over from NovaGold. Mr. Piekenbrock began his employment with the Company on May 1, 2012.

Annual Incentive Plan

At the end of each fiscal year, the Compensation Committee reviews actual performance against the objectives set by the Company and the NEOs for such fiscal year. The assessment of whether the Company’s objectives for the year have been met includes, but is not limited to, considering the quality and measured progress of the Company’s exploration projects, raising of capital, corporate alliances and similar achievements.

The Company considers the 75th percentile for annual incentive targets for NEOs.

The annual incentive formula is as follows:

[(Corporate performance) + (Group performance) + (Individual performance)] x target % x base salary = payout

A minimum corporate performance needs to be met prior to any payout.

Annual Incentive Payout for 2012

Actual incentive awards for 2012 were based on performance relative to goals and initiatives set for 2012. Performance is measured in three areas: corporate, group and individual. Performance ratings for each area range from 0% to 150%.

Discussions around corporate goals for the following year are started during a strategy session held in the fall of the preceding year. All executive officers and some managers are involved in the strategy session. During the session, goals and initiatives are set in three areas: Operational Excellence, People & Partnerships and Generating Value. These corporate goals and initiatives are approved by the Board. Group and individual goals and initiatives flow from the corporate goals and initiatives to ensure that everyone’s efforts are linked to the success of the Company.

The Company also focuses on setting goals and initiatives around its core values which include safety, respect for people and nature, community, integrity, teamwork, communication, and ownership.

The following table outlines the results of the annual incentive calculation for 2012:

Name	Annual Incentive Target	2012 Annual Incentive Payout ($)	2012 Corporate Weighting/Rating	2012 Group Weighting/Rating	2012 Individual Weighting/Rating
Rick Van Nieuwenhuyse	70%	349,222	80% / 125%	0% / n/a	20% / 125%
Elaine Sanders	50%	58,739(1)	40% / 125%	35% / 135%	25% / 135%
Joseph Piekenbrock	50%	118,850(1)	40% / 125%	35% / 140%	25% / 140%

(1)	2012 annual incentive payouts were pro-rated for the period of time the individual worked for NovaCopper in 2012, including time worked for NovaCopper through the Services Agreement with NovaGold.

Mr. Van Nieuwenhuyse was awarded his annual bonus in recognition of his leadership skills and personal performance, as well as the significant contributions he made to the Company in 2012. Specifically, his leadership led to a progressive agreement with NANA Regional Corporation in 2011, the spin out of NovaCopper, and building a strong leadership team.

Ms. Sanders was awarded her annual bonus in recognition of her leadership of the finance team. Specifically, she is recognized for her efforts with respect to the establishment of the Company and for overseeing all aspects of the Company’s regulatory compliance.

Mr. Piekenbrock was awarded his annual bonus in recognition of his leadership of the Company’s exploration initiatives. Due in part to his effort and the efforts of his team, the Company had excellent exploration drilling results at its Upper Kobuk Mineral Projects.

Based on the results of the 2012 compensation review, the Company has made changes to the annual incentive targets for 2013 and for simplicity has removed the group weighting and redistributed between corporate and individual. The follow table outlines the annual incentive calculation for 2013:

Name	Annual Incentive Target	2013 Corporate Weighting	2013 Individual Weighting
Rick Van Nieuwenhuyse	70%	80%	20%
Elaine Sanders	50%	65%	35%
Joseph Piekenbrock	50%	65%	35%

Stock-Based Incentive Plans

Stock-based grants are generally awarded to executive officers at commencement of employment and periodically thereafter. For annual grants, stock options and/or RSUs are granted based on a target percentage of base salary for each NEO. The purpose of granting stock options and/or RSUs is to assist the Company in compensating, attracting, retaining and motivating directors, officers, employees and consultants of the Company and to closely align the personal interests of such persons to that of the Shareholders. These equity vehicles were chosen because the Company believes that these vehicles best incentivize the team to focus their efforts on increasing shareholder value.

The Company targeted the 50th percentile of the total direct compensation data provided by the Compensation Consultant for the NEOs. Based on the results of the 2012 compensation review, no changes are being made to the stock based compensation targets for 2013.The Company uses two different plans for stock-based grants for its executive officers, the Stock Option Plan and the Restricted Share Unit Plan. The percentage of stock options versus RSUs granted is determined by the Compensation Committee for each grant. The Company’s equity incentive plan was adopted on February 27, 2012 (the “Stock Option Plan”) and is for the benefit of the officers, directors, employees and consultants of the Company or any subsidiary company. Stock options granted to the NEOs pursuant to the Equity Incentive Plan as at the date hereof each have a five-year life and vest over two years: 2/3 on the first anniversary of the grant and 1/3 on the second anniversary of the grant date.

Stock-Based Grants in 2012

The Compensation Committee has approved the grant of a total of 800,000 stock options to Ms. Sanders and Mr. Piekenbrock. The shareholders of NovaGold approved a one-time grant of 1,875,000 stock options to Rick Van Nieuwenhuyse on the effective date of the spin-out. A total of 2,675,000 stock options have been granted to the NEOs and represents approximately 5.7% of the total common shares issued and outstanding.

The following table outlines details of the 2012 grant:

Name	Long-term Incentive Target	Stock Option Grant #	Grant Price Cdn$
Rick Van Nieuwenhuyse	160%	1,875,000	3.11
Elaine Sanders	100%	400,000	3.11
Joseph Piekenbrock	100%	400,000	3.11

Retirement Plans

The purpose of the Company’s retirement plans is to assist eligible employees with accumulating capital toward their retirement. The Company has an RRSP plan for Canadian employees whereby employees are able to contribute up to 5% of their base salary and receive a 100% Company match. The Company has an IRA plan for U.S. employees whereby employees are able to contribute up to 3% of their base salary and receive a 100% Company match.

Benefits

The Company’s benefit programs provide employees with health and wellness benefits. The programs consist of health and dental benefits, life insurance, disability insurance, accidental death and dismemberment insurance, and an employee assistance plan. The only benefit that NEOs receive beyond those provided to other employees is eligibility for a paid bi-annual executive physical.

Performance Graph

The following graph depicts the Company’s cumulative total Shareholder returns since becoming a listed issuer on April 25, 2012 assuming a $100 investment in Common Shares, compared to an equal investment in the S&P/TSX Composite Index and the S&P/TSX Venture 30 Index. The Company does not currently issue dividends. The Common Share performance as set out in the graph is not indicative of future price performance.

Year	August 31, 2012	November 30, 2012
Value based on $100 invested in NovaCopper	$103	$83
Value based on $100 invested in S&P/TSX Composite	$104	$106
Value based on $100 invested in S&P/TSX Venture 30 Index	$96	$90

NovaCopper successfully listed on the TSX and NYSE-MKT in April 2012. Total shareholder returns for the second half of 2012 were negative since the initial listing. The Company achieved all of its goals and objectives in 2012, including the public listing. The Compensation Committee approved an annual incentive payout based on the actual performance of the Company and a long term incentive grant comprising of 100% restricted share units.

Compensation Governance

The Compensation Committee is a standing committee of the Board and is appointed by and reports to the Board, with a mandate to assist the Board in fulfilling its oversight responsibilities related to:

  ensuring that the Company has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of senior executives including the annual receipt of the CEO’s current recommendation;

  developing and maintaining a position description for the CEO and assessing the performance of the CEO against the CEO’s position description, goals and objectives;

  reviewing and recommending for approval by the Board, the annual salary, bonus and other benefits, direct and indirect, including targets tied to corporate goals and objectives, of the CEO;

  reviewing and recommending to the Board the frequency with which the Company will conduct a shareholder advisory vote on executive compensation and to review the results of shareholder advisory vote on executive compensation and consider recommendations to the Company’s policies;

  recommending to the Board compensation policies and guidelines for the Company and overseeing the implementation and administration of compensation policies and programs concerning executive compensation, contracts, stock plans or other incentive plans and proposed personnel changes involving officers reporting to the CEO;

  approving compensation, incentive plans and equity-based plans for all other key employees; and

  reviewing the adequacy and form of the compensation of directors.

The charter of the Compensation Committee is available at www.novacopper.com. More information regarding the responsibilities and operations of the Compensation Committee and the process by which compensation is determined is discussed elsewhere in this “Report on Executive Compensation” and below under the heading “Compensation of Directors”.

For the year ended November 30, 2012, the Compensation Committee consisted of three independent directors: Mr. Giardini, Mr. Madhavpeddi and Ms. Stairs. Mr. Giardini is the Chair of the Compensation Committee. All members of the Compensation Committee are non-executive directors of the Company.

Tony Giardini, CA and CPA, is the Chief Financial Officer at Kinross Gold Corporation and was formerly the Chief Financial Officer at Ivanhoe Mines Ltd. (“Ivanhoe”). In his role at Ivanhoe, Mr. Giardini also worked with a compensation consultant to assist with director and executive compensation reviews.

Compensation Committee’s Relationship with its Independent Compensation Consultant

The Compensation Committee has engaged the Compensation Consultant, Roger Gurr & Associates, to provide specific support to the Compensation Committee in determining compensation for the Company’s officers and directors, including during the most recently completed fiscal year. Such analysis and advice from the Compensation Consultant includes, but is not limited to, executive compensation policy (for example, the choice of companies to include in the Peer Group and compensation philosophy), total compensation benchmarking for the NEOs, and incentive plan design. In addition, this support has also consisted of (i) the provision of general market observations throughout the year with respect to market trends and issues; (ii) the provision of benchmark market data; and (iii) attendance at one Compensation Committee meeting to review market trends and issues, and one other meeting at which market analysis findings are presented to the Compensation Committee. Decisions made by the Compensation Committee, however, are the responsibility of the Compensation Committee and may reflect factors and considerations other than the information and recommendations provided by the Compensation Consultant. In addition to this mandate, the Compensation Consultant provides general employee compensation consulting services to the Company, however these services are limited in size and scope and are significantly lesser value than those provided related to executive and director compensation.

The Compensation Committee Chair pre-approves the Statement of Work provided by the Compensation Consultant prior to the start of the annual executive and Director Compensation Reviews or any other project that needs to be completed. The Statement of Work confirms the work that the Compensation Consultant is asked to complete and their fees. The Compensation Committee has assessed the independence of the Compensation Consultant pursuant to SEC rules and concluded that the Compensation Consultant’s work for the Compensation Committee does not raise any conflict of interest.

The fees paid to the Compensation Consultant for these services in 2012 were $93,609 to assist the Compensation Committee in developing the Company’s initial compensation policies and programs.

Employment Agreements

The Company has entered into employment agreements with all the NEOs to address many issues important in the employer-employee relationship including:

  term of employment;

  amount of compensation and any included benefits such as vacation or health plan;

  the duties, tasks and responsibilities expected of the employee;

  termination provisions including in the event of a change of control;

  confidentiality of information to prevent employees from disclosing to others any confidential information after the employment ends;

  non-solicitation restrictions to prevent the employee from attempting to solicit other employees; and

  any other issues specific to the employment situation.

Rick Van Nieuwenhuyse

Mr. Van Nieuwenhuyse was employed by the Company as President and Chief Executive Officer effective January 9, 2012. For the fiscal year ended November 30, 2012, Mr. Van Nieuwenhuyse was entitled to an annual salary of $399,111 (C$400,000).

Pursuant to the terms of his employment contract, Mr. Van Nieuwenhuyse receives an annual base salary of C$400,000, which is reviewed annually by the Compensation Committee in consultation with Mr. Van Nieuwenhuyse and may be adjusted for the next year based on his performance and the performance of the Company, provided, however, that in no event shall the salary be less than the salary payable in the previous fiscal year. Pursuant to his employment contract, the grant of any annual incentive payments would be at the sole discretion of the Company’s Board of Directors.

In further recognition of his appointment, the employment agreement provided a grant of 135,000 common shares and 1,875,000 stock options of the Company on the effective date of the spin-out of the Company by NovaGold which was completed on April 30, 2012. The common shares and stock options were approved by NovaGold’s shareholders and the options are exercisable for a period of five years at an exercise price of C$3.11 which was calculated as the volume weighted average trading price of NovaCopper’s shares on the TSX for the five trading days commencing on the sixth trading day following the effective date of the spin-out, with two-thirds of the options to vest on the first anniversary of the effective date and the final one-third to vest on the second anniversary of the effective date, which the effective date was April 30, 2012.

Mr. Van Nieuwenhuyse also received an annual car allowance in the amount of C$14,976 and a monthly amount of C$317 in lieu of a life insurance policy.

Elaine Sanders and Joseph Piekenbrock

Pursuant to an employment contract with the Company effective November 13, 2012, Ms. Sanders is employed by the Company as Vice President and Chief Financial Officer. For the fiscal year ended November 30, 2012, Ms. Sanders was entitled to an annual salary of $298,934 (C$299,600).

Pursuant to an employment contract with the Company effective May 1, 2012, Mr. Piekenbrock is employed with the Company as Senior Vice President, Exploration. For the fiscal year ended November 30, 2012, Mr. Piekenbrock was entitled to an annual salary of $265,000.

Termination of Employment or Change of Control

The following termination clauses are in effect under all NEO’s employment contracts.

In the event of a change of control of the Company, the Company shall continue to employ the NEOs and the NEOs shall continue to serve the Company in the same capacity and each shall have the same authority, responsibilities and status that each had immediately prior to the change of control, subject to the Company’s right to terminate the NEOs’ employment upon payment of severance.

Notwithstanding the foregoing, if within the 12 month period immediately following a change in control, an NEO advises the Company in writing within 90 days of the date the NEO becomes aware of certain changes to the terms of employment after a change of control (and the Company has not cured the condition within 30 days from receipt of such notice), the NEO’s employment with the Company will be deemed to be terminated. Deemed termination upon a change of control has occurred if (i) there is a material change (other than a promotion) in the NEO’s position, duties, responsibilities, title or office in effect immediately prior to any change of control; (ii) a material reduction in the NEO’s base salary in effect immediately prior to any change of control; or (iii) any material breach by the Company of any material provision of the employment agreement.

If an NEO’s employment with the Company is deemed to be terminated, the Company is required to pay such NEO (i) a lump sum payment equal to the NEO’s annual base salary plus such NEO’s annual incentive target for the fiscal year pursuant to the Company’s annual incentive program, multiplied by two, if such termination occurs prior to the first anniversary of the NEO’s employment agreement; or (ii) a lump sum payment equal to the NEO’s annual base salary at the time of termination plus such NEO’s annual incentive earned in the previous fiscal year pursuant to the Company’s annual incentive program, multiplied by two, if such termination occurs following the first anniversary of the NEO’s employment agreement (the “Severance Payment”).

A change of control means any of the following:

  at least 50% in fair market value of all the assets of the Company are sold;

  a direct or indirect acquisition by a person or group of persons of the voting shares of the Company constitutes 40% or more of the outstanding voting shares of the Company;

  a majority of the then-incumbent Board of Directors’ nominees for election to the Board of the Company are not elected at any annual or special meeting of the shareholders; or

  the Company is merged, consolidated or reorganized into or with another entity as a result of such business combination, more than 40% of the voting shares of such body immediately after such transaction are beneficially held in aggregate by a person or corporate body that beneficially held less than 40% of the voting shares of the Company immediately prior to such transaction.

If the employment contract is terminated by the NEO upon a material breach by the Company, or terminated by the Company for reasons other than just cause, death, or extended inability to perform the NEO’s duties under the employment agreement, the Company is obliged to pay to such NEO the Severance Payment. An estimate of Severance Payment for each of the NEOs based on current salary and annual incentive target are C$1,360,000 for Rick Van Nieuwenhuyse, C$898,800 for Elaine Sanders and $855,000 for Joe Piekenbrock.

The Company is also required to maintain group insurance benefits for Mr. Van Nieuwenhuyse and Ms. Sander for a period of 12 months after termination in the circumstance described above or pay to the executive an amount equal to the present value of the Company’s cost of providing such benefits. Additionally, the Company will be obligated to pay Mr. Piekenbrock a lump sum payment equal to the Company’s cost of providing group life and long term disability insurance coverage for a period of 12 months.

If the employment agreement is terminated as a result of the NEO’s permanent or extended inability to perform the NEO’s duties under the employment agreement, the Company is obligated to pay an amount equal to all accrued and unpaid salary as of the date of termination and a lump sum payment equal to the NEO’s annual salary at the time of termination.

Other than as set out above, there are no other termination clauses or change of control benefits in the employment agreements, or any other contract, agreement, plan or arrangement entered into with the NEO.

The contracts of each of the NEOs continue indefinitely, unless and until terminated in accordance with the terms of their employment agreements.

Summary Compensation Table

The summary compensation table below sets out NEO compensation information including annual salary, incentive bonuses and all other compensation earned during the fiscal year ended November 30, 2012.

Named Executive Officer Principal Position	Year	Salary $	Bonus $	Stock Awards (1) $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Rick Van Nieuwenhuyse, President and Executive Officer (2)	2012	349,222	349,222	6,677,516	-	-	37,551	7,413,511
Elaine Sanders, Vice President and Chief Financial Officer (3)	2012	74,983	58,739	600,064	-	-	623	734,409
Joseph Piekenbrock, Vice President Exploration (4)	2012	152,508	118,850	825,798	-	-	-	1,097,155

(1)

Amounts in respect of stock awards are based on the fair value of the grants as at the grant date. Option-based awards are valued using the Black-Scholes valuation model, which includes vested and unvested amounts.

(2)

Amounts for Mr. Van Nieuwenhuyse are from his date of employment of January 9, 2012. Vested at November 30, 2012 for Mr. Van Nieuwenhuyse: $nil of option-based awards and C$553,500 of stock-based awards calculated for 135,000 common shares at C$4.10 per share. Other compensation for Mr. Van Nieuwenhuyse includes $17,461 of matching contributions to Mr. Van Nieuwenhuyse’s registered retirement savings plan, $2,910 of matching contributions to a savings plan and $17,179 of other allowances including car allowance and amounts in lieu for life insurance premiums.

(3)

Amounts for Ms. Sanders include amounts charged by NovaGold for services provided by Ms. Sanders as an officer of the Company from May 1 – November 12, 2012, and amounts from her employment date of November 13, 2012. Vested at November 30, 2012 for Ms. Sanders: $nil of option-based awards and $nil of stock-based awards. Other compensation for Ms. Sanders includes $623 of matching contributions to Ms. Sanders’s registered retirement savings plan.

(4)	Amounts for Mr. Piekenbrock are from his date of employment of May 1, 2012. Vested at November 30, 2012 for Mr. Piekenbrock: $nil of option-based awards and $nil of stock-based awards.

To calculate Stock Awards, the dollar value to be delivered to each NEO is calculated based on the targets approved for each NEO role as well as the performance of the individual and Company. The Black-Scholes option valuation model is used because it provides a fair value widely accepted by the business community and is regarded as one of the best ways of determining fair prices of options. The fair value based on the Company’s historical stock prices to determine the stock’s volatility, the expected life of the option which is based on the average length of time similar option grants in the past have remained outstanding prior to exercise and the vesting period of the grant.

Incentive Plan Awards

2012 Grants of Plan-Based Awards

No stock option awards were re-priced during 2012. The number of stock options outstanding includes vested and unvested awards.

The following table provides information related to grants of plan-based awards to our NEOs in respect of the 2012 fiscal year.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Exercise Number of Securities Underlying Options #	Value of or Base Price of Option Awards C$/Sh	Grant Date Fair Stock and Option Awards C$
		Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
Rick Van Nieuwenhuyse	04/30/2012	-	-	-	-	-	-	76,005	1,875,000	3.11	6,677,516
Elaine Sanders	04/30/2012 07/10/2012	-	-	-	-	-	-	-	250,000 150,000	3.11 3.11	516,124 83,941
Joseph Piekenbrock	04/30/2012	-	-	-	-	-	-	-	400,000	3.11	825,798

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table provides information related to the outstanding stock option awards and stock awards held by each of our NEOs at November 30, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options #	Option Exercise Price C$	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested #	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Rick Van Nieuwenhuyse	-	1,875,000(1)	-	3.11	04/29/2017	-	-	-	-
Elaine Sanders	-	250,000(1) 150,000(1)	-	3.11 3.11	04/29/2017 07/09/2017	-	-	-	-
Joseph Piekenbrock	-	400,000(1)	-	3.11	04/29/2017	-	-	-	-

(1) Vesting two-thirds on April 30, 2013 and one-third on April 30, 2014.

2012 Option Exercises and Stock Vested

The following table provides information regarding stock that vested and stock options that were exercised by our NEOs during 2012. Option award value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of common stock acquired on the date of exercise. Stock award value is calculated by multiplying the number of vested RSUs by the market value of the underlying shares on the vesting date.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise #	Value Realized on Exercise $	Number of Shares Acquired on Vesting #	Value Realized on Vesting $
Rick Van Nieuwenhuyse	Nil	Nil	Nil	Nil
Elaine Sanders	Nil	Nil	Nil	Nil
Joseph Piekenbrock	Nil	Nil	Nil	Nil

Nonqualified Deferred Compensation

The Company has no plans that provide for deferred compensation to its executive officers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2012 and the Company's 2012 Circular.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Tony Giardini
Kalidas Madhavpeddi
Janice Stairs

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company has adopted the Stock Option Plan. The Company is also asking Shareholders at the Meeting to approve the issuance of securities from treasury pursuant to the RSU Plan and the DSU Plan. The intent of these equity plans are to allow the Company to provide a flexible mix of compensation components to attract, retain, and motivate the performance of the participants in alignment with the success of the Company and its Shareholders, to encourage share ownership by executives and directors, and to preserve cash where possible. The Company feels that DSUs align directors’ interests to shareholders more effectively than other equity programs. These equity plans assist to further align the interests of executives and directors with the long term interests of Shareholders.

Equity Compensation Plan Information as of November 30, 2012

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,189,994	3.11	476,513
CEO stock options approved by security holders	1,875,000	3.11	nil
NovaGold Equity compensation plans approved by security holders	2,076,541	4.22	nil
	8,141,535	3.39	476,513
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	8,141,535	3.39	476,513

Equity Incentive Plan Information

The Company currently grants equity under the Stock Option Plan for the benefit of the officers, directors, employees and consultants of the Company or any subsidiary company. The purpose of the Stock Option Plan is to attract, retain and motivate eligible persons and to align the interests of such persons with those of the Company’s shareholders through the incentive inherent in share ownership and by providing them an opportunity to participate in the Company’s future performance through awards of options and bonus shares.

The Company believes the Stock Option Plan will increase the Company’s ability to attract skilled individuals by providing them with the opportunity, through the exercise of stock options and the issuance of bonus shares to benefit from the anticipated growth of the Company. The Board has the authority to determine the directors, officers, employees and consultants to whom options or bonus shares will be granted, the number of options or bonus shares to be granted to each person and the price at which Common Shares may be purchased, subject to the terms and conditions set forth in the Equity Incentive Plan.

The following table sets out information concerning the number and price of securities to be issued under the Stock Option Plan to employees and other service providers.

Stock Option Plan
As at November 30, 2012 (most recently completed fiscal year)
Maximum number of Common Shares reserved for issuance	4,666,507
Percent of Common Shares outstanding (approximate)	10.0%
Number of Common Shares issuable upon exercise or vesting of option or right	4,189,994
Percent of Common Shares outstanding (approximate)	9.0%
Weighted average exercise price	$3.11
Number of Common Shares available for future issuance	476,513
Plan Features
Maximum number of Common Shares authorized for issuance to any one insider or such insider’s associate under each plan within a one-year period	10% of the total Common Shares outstanding
Maximum number of Common Shares reserved for issuance to any one person under each plan	5% of the total Common Shares outstanding
Maximum number of Common Shares authorized for issuance to insiders, at any time, under all share compensation arrangements of the Company	10% of the total Common Shares outstanding
Maximum number of Common Shares issued to insiders under all share compensation arrangements of the Company	5% of the total Common Shares outstanding
As at March 15, 2013
Maximum number of Common Shares reserved for issuance	5,276,922
Percent of Common Shares outstanding (approximate)	10.0%
Number of Common Shares issuable upon exercise or vesting of option or right	4,149,993
Percent of Common Shares outstanding (approximate)	7.9%
Weighted average exercise price	$3.00
Number of Common Shares remaining available for future issuances	1,126,929

During the year ended November 30, 2012, upon recommendation of the Compensation Committee, 800,000 options were granted to NEOs as consideration for their services to the Company as follows:

  250,000 options were granted to Elaine Sanders at an exercise price of C$3.11 subject to a vesting schedule whereby two-thirds vest on the one-year anniversary of the grant date on April 30, 2013, and one-third vests on the second-year anniversary of the grant date on April 30, 2014.

  150,000 options were granted to Elaine Sanders at an exercise price of C$3.11subject to a vesting schedule whereby two-thirds vest on April 30, 2013, and one-third vests on April 30, 2014, to match the vesting schedule of the above grant to Ms. Sanders.

  400,000 options were granted to Joseph Piekenbrock at an exercise price of C$3.11 subject to a vesting schedule whereby two-thirds vest on the one-year anniversary of the grant date on April 30, 2013, and one- third vests on the second-year anniversary of the grant date on April 30, 2014.

1,875,000 options were granted to Rick Van Nieuwenhuyse at an exercise price of C$3.11 subject to a vesting schedule whereby two-thirds vest on the one-year anniversary of the grant date on April 30, 2013, and one-third vests on the second-year anniversary of the grant date on April 30, 2014, which grant was approved by the shareholders of NovaGold concurrently with the spin-out of NovaCopper. These options are subject to the terms and conditions of the Stock Option Plan but are granted outside of the Plan.

In addition, 200,000 options at an exercise price of C$3.11 were granted to each non-executive director for a total of 2,000,000 options to the directors. These options were all fully vested on the grant date.

RSU Plan

A summary of the RSU Plan is provided under the heading “Matters to be Acted Upon at Meeting – Additional Matters to be Acted Upon - Approval of Restricted Share Unit Plan”.

At March 15, 2013, 1,295,500 RSUs are outstanding which represents 2.5% of the outstanding Common Shares. The aggregate number of RSUs outstanding pursuant to the RSU Plan from time to time shall not exceed 3% of the number of issued and outstanding Common Shares from time to time.

DSU Plan

A summary of the DSU Plan is provided under the heading “Matters to be Acted Upon at Meeting – Additional Matters to be Acted Upon – Approval of Deferred Share Unit Plan”.

At March 15, 2013, 750,000 DSUs are outstanding which represents 1.4% of the outstanding Common Shares. The aggregate number of DSUs outstanding pursuant to the DSU Plan from time to time shall not exceed 2% of the number of issued and outstanding Common Shares from time to time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of March 15, 2013 by:

  our NEOs;

  our directors and nominees;

  all of our executive officers and directors as a group; and

  each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.

Unless otherwise indicated, the Shareholders listed possess sole voting and investment power with respect to the shares shown. Our directors and executive officers do not have different voting rights from other Shareholders.

Name	Business Address	Amount and Nature(1)	Percentage of Class(2)
Rick Van Nieuwenhuyse	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	2,203,791(6)	4.0%
Elaine Sanders	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	352,088(7)	*
Joseph Piekenbrock	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	382,686(8)	*
Thomas Kaplan	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	14,324,203(4)(5)	27.0%
Tony Giardini	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	275,355(9)	*
Terry Krepiakevich	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	200,000(10)	*
Gregory Lang	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	247,417(11)	*
Igor Levental	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	274,831(12)	*
Kalidas Madhavpeddi	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	285,676(13)	*
Gerald McConnell	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	306,973(14)	*
Clynton Nauman	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	354,570(15)	*
Walter Segsworth	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	200,833(16)	*
Janice Stairs	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	210,000(17)	*
All directors and executive officers as a group	Suite 2300, 200 Granville Street Vancouver, British Columbia Canada, V6C 1S4	19,618,423	33.9%
Electrum Strategic Resources L.P.	535 Madison Avenue, 12th Floor New York, NY 10022	14,094,912(3)	26.7%
Paulson & Co. Inc.	1251 Avenue of the Americas, 50th Floor, New York, NY 10020	5,921,607	11.2%
Baupost Group, L.L.C.	1251 Avenue of the Americas, 50th Floor, New York, NY 10020	5,005,298	9.5%
York Capital Management	7676 Fifth Avenue, 17th Floor New York, NY 10153	3,388,462	6.4%

(1)

Under applicable U.S. securities laws, a person is considered to be the beneficial owner of securities owned by him or her (or certain persons whose ownership is attributed to him or her) or securities that can be acquired by him or her within 60 days, including upon the exercise of options, warrants or convertible securities.

(2)

Based on 52,769,226 Common Shares outstanding as of March 15, 2013, plus any shares of common stock deemed to be beneficially owned pursuant to options that are exercisable within 60 days from March 15, 2013.

(3)

Electrum and its affiliate GRAT Holdings LLC hold, in the aggregate, 14,094,912 Common Shares. Dr. Thomas Kaplan, chairman of the board of directors of the Company, is also chairman and chief executive officer of each of Electrum and The Electrum Group LLC (“Electrum Group”), a privately-held global natural resources investment management company which manages the portfolio of Electrum, and therefore has voting and investment power over such Common Shares held by Electrum, but disclaims beneficial ownership except to the extent of a minor pecuniary interest.

(4)

Includes 14,094,912 Common Shares all held by Electrum Strategic Resources L.P. and its affiliate GRAT Holdings LLC. Mr. Kaplan is the Chairman and Chief Executive Officer of Electrum Strategic Resources L.P. and thereby has voting and investment power over such shares, but he disclaims beneficial ownership except to the extent of a minor pecuniary interest.

(5)	Includes 229,291 Common Shares underlying options exercisable within 60 days of March 15, 2013.
(6)	Includes 1,891,359 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(7)	Includes 344,254 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(8)	Includes 373,048 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(9)	Includes 274,664 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(10)	Includes 200,000 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(11)	Includes 227,777 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(12)	Includes 274,665 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(13)	Includes 284,665Common Shares underlying options exercisable within 60 days from March 15, 2013.
(14)	Includes 301,438 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(15)	Includes 332,997 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(16)	Includes 200,000 Common Shares underlying options exercisable within 60 days from March 15, 2013.
(17)	Includes 200,000 Common Shares underlying options exercisable within 60 days from March 15, 2013.

*	Percentage of Common Shares beneficially owned or over which control or direction is exercised is less than 1%.

As of March 15, 2013, we had approximately1,508 registered holders of Common Shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

DIRECTOR COMPENSATION

The Board approved the directors’ fees on April 2, 2012 with fees retroactively payable to January 1, 2012. For the fiscal year ended November 30, 2011 the Company did not have any directors’ fees as the Company was a newly incorporated, wholly-owned subsidiary of NovaGold and, as at November 30, 2011, had only recently acquired the Ambler lands.

Independent directors each receive an annual retainer of $24,000 in cash. The cash retainer is paid quarterly in arrears. In addition, the Chair of the Audit Committee receives $10,000 and the Chairs of the Compensation and Governance, Corporate Communications and Environment Health and Safety and Technical Committees of the Board each receive $5,000 annually and the Board Chair receives $16,000 annually, all paid on a quarterly basis. Independent directors receive a meeting fee of $1,000 in cash for each meeting attended. Each director and officer is entitled to participate in any security-based compensation arrangement or other plan adopted by the Company from time to time with the approval of the Company’s Board. The directors and officers are reimbursed for expenses incurred on the Company’s behalf. Executive officers who are also directors do not collect Board fees. Board members are eligible to participate in the Equity Incentive Plan. No additional fees are paid to directors. Director compensation is subject to review and possible change on an annual basis.

Each director was granted 200,000 options on April 30, 2012 at an exercise price of C$3.11, which options will expire on the fifth anniversary of the date of grant.

The Compensation Committee periodically reviews the adequacy and form of the compensation of directors and ensures that the compensation realistically reflects the responsibilities and risks involved in being an effective director, and reports and makes recommendations to the Board accordingly.

Director Compensation Table

The summary compensation table below sets out the compensation provided to the Company’s non-executive directors for the fiscal year ended November 30, 2012.

Name	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards(1) $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation $	Total $
Thomas Kaplan	44,000	-	273,550	-	-	-	317,550
Tony Giardini	49,000	-	273,550	-	-	-	322,550
Terry Krepiakevich	43,000	-	273,550	-	-	-	316,550
Gregory Lang	30,000	-	273,550	-	-	-	303,550
Igor Levental	36,007	-	273,550	-	-	-	309,557
Kalidas Madhavpeddi	43,000	-	273,550	-	-	-	316,550
Gerald McConnell	36,000	-	273,550	-	-	-	309,550
Clynton Nauman	31,000	-	273,550	-	-	-	304,550
Walter Segsworth	38,000	-	273,550	-	-	-	311,550
Janice Stairs	44,000	-	273,550	-	-	-	317,550

(1) The 2012 stock option grants for directors are 100% vested on grant date. The value of the amounts in respect of option-based awards is based upon the Black-Scholes valuation model.

DSU Plan for Directors

1.1	The DSU Plan has been established by the Company to promote the interests of the Company by attracting and retaining qualified persons to serve on the Board.

Directors are not eligible to redeem the DSUs until they retire from the Company. This plan was approved by the Board on November 29, 2012. A summary of the DSU Plan is provided under the heading “Matters to be Acted Upon at Meeting – Additional Matters to be Acted Upon – Approval of Deferred Share Unit Plan”.

Incentive Plan Awards

Outstanding Option-Based and Share-Based Awards

The following table sets information concerning all option-based and share-based awards outstanding for each director (excluding NEOs) as of November 30, 2012 including awards granted before the most recently completed financial year.

Name	Grant Date	Option-Based Awards				Share-Based Awards
		Number of Securities Underlying Unexercised Options	Option Exercise Price C$	Option Expiration Date	Value of Unexercised in-the- money Options(1) $	Number of Shares or Units of Shares that have not Vested	Market or Payout Value of Shares or Units of Shares that have not Vested(2) $	Market or Payout Value of Vested Share- Based Awards not Paid Out or Distributed $

Thomas Kaplan	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Tony Giardini	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Terry Krepiakevich	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Gregory Lang	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Igor Levental	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Kalidas Madhavpeddi	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Gerald McConnell	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Clynton Nauman	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Walter Segsworth	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

Janice Stairs	04/30/2012	200,000	3.11	04/29/2017	-	-	-	-

(1)	Based on the price of the Company’s Common Shares on the TSX as of November 30, 2012 of C$2.00 less the option exercise price.
(2)	Based on the price of the Company’s Common Shares on the TSX as of November 30, 2012 of C$2.00.

Value Vested or Earned During the Year

The following table sets out information concerning the value of incentive plan awards - option-based and share-based awards as well as non-equity incentive plan compensation – vested or earned by each director (other than NEOs) during the financial year ended November 30, 2012.

Name	Option-Based Awards		Share-Based Awards		Non-equity Incentive Plan Compensation – Value Earned During the Year $
	Number of Securities Underlying Options Vested	Value Vested During the Year(1) $	Number of Shares or Units of Shares Vested	Value Vested During the Year $
Thomas Kaplan	200,000	273,550	-	-	-
Tony Giardini	200,000	273,550	-	-	-
Terry Krepiakevich	200,000	273,550	-	-	-
Gregory Lang	200,000	273,550	-	-	-
Igor Levental	200,000	273,550	-	-	-
Kalidas Madhavpeddi	200,000	273,550	-	-	-
Gerald McConnell	200,000	273,550	-	-	-
Clynton Nauman	200,000	273,550	-	-	-
Walter Segsworth	200,000	273,550	-	-	-
Janice Stairs	200,000	273,550	-	-	-

(1) Amounts in respect of option-based awards are based upon the Black-Scholes valuation model.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

As of November 30, 2012, the aggregate indebtedness to the Company and its subsidiaries of all officers, directors and employees, and former officers, directors and employees of the Company or any of its subsidiaries was $nil.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person of the Company, nor any proposed nominee for election as director, nor any associate or affiliate of such informed person or proposed nominee, has had any material interest, direct or indirect, in any transaction entered into by the Company since the beginning of the most recently completed fiscal year.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound corporate governance practices, which are both in the interest of Shareholders and contribute to effective and efficient decision making. As part of the Company’s commitment to effective corporate governance, the Board, with the assistance of the Audit and Corporate Governance and Nominations Committees, monitors changes in legal requirements and best practices.

Set out below is a description of certain corporate governance practices of the Company, as required by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) and recommended by National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”).

Board of Directors

NP 58-201 recommends that boards of directors of reporting issuers be composed of a majority of independent directors. The Board is currently comprised of 10 directors. Messrs. Krepiakevich, Giardini, Levental, Madhavpeddi, McConnell, Segsworth, Nauman, and Ms. Stairs are considered to be “independent” directors for the purposes of National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”), under the applicable NYSE-MKT standards and SEC rules. Mr. Van Nieuwenhuyse is not independent as Mr. Van Nieuwenhuyse is an executive officer of the Company. Mr. Lang is not independent as Mr. Lang is an executive officer of NovaGold which was the parent company of NovaCopper until April 30, 2012. Mr. Kaplan is not independent due to his relationship with our largest shareholder. As such, a majority (8 of 11) of the directors are independent.

The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The Board holds regular meetings every three months. Between the scheduled meetings, the Board meets as required. A total of 5 board meetings were held during the fiscal year ended November 30, 2012. All directors attended more than 75 percent of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all subcommittees of the Board on which he/she served.

As Dr. Kaplan is the Executive Director of the Electrum Group which manages the portfolio of investments of Electrum, the single largest shareholder of the Company, the Company has appointed Clynton Nauman as the lead director of the Company (the “Lead Director”). In such role, Mr. Nauman is primarily responsible for maintaining the independence of the Board and ensuring that the Board carries out its responsibilities.

The Company’s independent directors are expected to meet at least annually in executive session without the presence of non-dependent directors and management. Also, in order to facilitate open and candid discussion among independent directors, from time to time as circumstances dictate, the non-independent directors and any representatives of management in attendance at meetings of the Board are excused.

The Board members are not required to attend the annual meeting of Shareholders. The Company did not and was not required to hold an annual meeting of Shareholders in 2012.

The Board has five subcommittees: Compensation Committee, Audit Committee, Corporate Governance and Nominations Committee, Environmental, Health, Safety and Technical (“EHST”) Committee and Corporate Communications Committee. The Corporate Communications Committee was newly formed during the 2012 fiscal year. The Corporate Communication Committee’s purpose is to advise and make recommendations to the Board, and provide assistance and guidance to management and to the Disclosure Committee appointed under the Company’s Corporate Disclosure Policy, with respect to press releases, investor presentations and other investor communications.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) for the Company’s directors, officers and employees. A copy of the Code is available on the Company’s website at www.novacopper.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and may be obtained by contacting the Company at the address given under “Additional Information” at the end of this Circular.

The Company has appointed the Company’s Chief Financial Officer to serve as the Company’s Ethics Officer to ensure adherence to the Code. Under the Code, directors, officers and employees will be required to disclose any actual or potential conflict of interest to the Company’s Ethics Officer or the Chair of the Audit Committee. Under the Code, no director, officer or employee shall:

•	be a consultant to, or a director, officer or employee of, or otherwise operate an outside business that:

	o	competes with the Company;

	o	supplies products or services to the Company; or

	o	purchases products or services from the Company;

•

have any financial interest, including significant stock ownership, which means 10% or more of the common stock, in any entity with which the Company does business that might create or give the appearance of a conflict of interest;

•

seek or accept any personal loan or services from any entity with which the Company does business, except from financial institutions or service providers offering similar loans or services to third parties under similar terms in the ordinary course of their respective businesses;

•

be a consultant to, or a director, officer or employee of, or otherwise operate an outside business, if the demands of the outside business would interfere with the director’s, officer’s or employee’s responsibilities to the Company;

•	accept any personal loan or guarantee of obligations from the Company, except to the extent such arrangements are legally permissible; or

•	conduct business on behalf of the Company with immediate family, which includes spouses, children, parents, siblings and persons sharing the same home, whether or not legal relatives.

The Code also describes how the Company is committed to honest and ethical conduct by all directors, officers, employees and other representatives, providing full, accurate, timely and understandable disclosure and compliance with all laws, rules and regulations.

The Company has also established a Whistle Blower Policy whereby the Board has delegated the responsibility of monitoring complaints regarding accounting, internal controls or auditing matters to the Audit Committee. Monitoring of accounting, internal control and auditing matters, as well as violations of the law, the Code and other Company policies or directives, occurs through the reporting of complaints or concerns through an anonymous whistleblower hotline accessible by telephone, fax or internet.

Certain of the Company’s directors serve as directors or officers of other reporting issuers or have significant shareholdings in other companies. To the extent that such other companies may participate in business ventures in which the Company may participate, the directors may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. In the event that such a conflict of interest arises at a meeting of the Board, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms and such director will not participate in negotiating and concluding terms of any proposed transaction. Any director or officer who may have an interest in a transaction or agreement with the Company is required to disclose such interest and abstain from discussions and voting in respect to same if the interest is material or if required to do so by corporate or securities law.

The Company did not participate in any transaction in which any related person had a direct or indirect material interest during the past fiscal year.

The following directors currently serve on the following boards of directors of other public companies:

Name	Reporting Issuer
Dr. Thomas Kaplan	NovaGold Resources Inc. (TSX, NYSE-MKT: NG)
Terry Krepiakevich	Alexco Resource Corp. (TSX, NYSE-MKT: AXR) Concordia Resource Corp. (TSX-V: CCN) Western Lithium USA Corporation (TSX: WLC) St. Augustine Gold and Copper Limited (TSX: SAU)
Gregory Lang	NovaGold Resources Inc. (TSX, NYSE-MKT: NG) Sunward Resources Ltd. (TSX: SWD)
Igor Levental	Gabriel Resources Ltd. (TSX: GBU) NovaGold Resources Inc. (TSX, NYSE-MKT: NG) Sunward Resources Ltd. (TSX: SWD)
Kalidas Madhavpeddi	Capstone Mining Corp. (TSX: CS) Namibia Rare Earths Inc. (TSX: NRE) NovaGold Resources Inc. (TSX, NYSE-MKT: NG)
Gerald McConnell	Namibia Rare Earths Inc. (TSX: NRE) NovaGold Resources Inc. (TSX, NYSE-MKT: NG)
Clynton Nauman	Alexco Resource Corp. (TSX, NYSE-MKT: AXR) NovaGold Resources Inc. (TSX, NYSE-MKT: NG)
Rick Van Nieuwenhuyse	Alexco Resource Corp. (TSX, NYSE-MKT: AXR) AsiaBaseMetals Inc. (TSX-V: ABZ) NovaGold Resources Inc. (TSX, NYSE-MKT: NG) Tintina Resources Inc. (TSX-V: TAU)
Walter Segsworth	Heatherdale Resources Ltd. (TSX-V: HTR) Pan American Silver Corp. (TSX: PAAS) Alterra Power Corp. (TSX: AXY) Gabriel Resources Ltd. (TSX: GBU) Roxgold Inc. (TSX-V: ROG)

Board Mandate

The Board is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through the delegation of specific responsibilities to committees of the Board. The Board works with management to establish the goals and strategies of the Company, to identify principal risks, to select and assess senior management and to review significant operational and financial matters.

The Board has adopted a written mandate, a copy of which is attached herewith as Appendix “E”. The mandate of the Board is to enhance and preserve long term shareholder value, to ensure the Company meets the Company’s obligations on an ongoing basis and that the Company operates in a reliable and safe manner. In accordance with its mandate, the Board is expected to, among other things:

  review and approve strategic plans on an annual basis and monitor annual programs in relation to strategic plans;

  review operating and financial performance relative to budgets and objectives;

  ensure the integrity and effectiveness of the Company’s internal control and management information systems;

  understand the principal risks of the Company’s business and ensure that there are systems in place which effectively monitor and manage those risks with a view to the Company’s long-term viability;

  monitor and evaluate the performance of the CEO, establish compensation programs and succession planning and determine compensation of the CEO and senior management;

  ensure the Company operates at all times within applicable laws and regulations and to the highest ethical and moral standards;

  appoint Board committees, including the Audit Committee, and delegate to those committees any appropriate powers of the Board; and

  adopt a communication and disclosure policy for the Company and ensure the Company has in place effective communication processes with shareholders and other stakeholders and with financial, regulatory and other institutions and agencies.

Position Descriptions

The position descriptions for the chairs of each Board committee are contained in the committee charters. The chair of each of the Audit Committee, Corporate Governance and Nominating Committee, EHST Committee, Compensation Committee, and the Corporate Communications Committee is required to ensure the committee meets regularly and performs the duties as set forth in its charter, and reports to the Board on the activities of the committee. The Board has developed a written position description for the Chair of the Board and this position is presently held by Dr. Thomas Kaplan. The Chair of the Board is principally responsible for overseeing the operations and affairs of the Board. The Lead Director is primarily responsible for maintaining the independence of the Board and ensuring that the Board carries out its responsibilities.

The Board has also developed a written position description for the CEO. The CEO is primarily responsible for the overall management of the business and affairs of the Company. In this capacity, the CEO shall establish the strategic and operational priorities of the Company and provide leadership to the Management team. The CEO is directly responsible to the Board for all activities of the Company.

Orientation and Continuing Education

The Company provides an orientation and education program to new directors. This program consists of providing education regarding directors’ responsibilities, corporate governance issues, committee charters and recent and developing issues related to corporate governance and regulatory reporting. The Company provides orientation in matters material to the Company’s business and in areas outside of the specific expertise of the Board members. Historically, all new members of the Board have been experienced in the mining sector so no general mining orientation has been necessary.

Continuing education helps directors keep up to date on changing governance issues and requirements and legislation or regulations in their field of experience. The Board recognizes the importance of ongoing education for the directors and senior management of the Company and the need for each director and officer to take personal responsibility for this process. To facilitate ongoing education, the CEO or the Board may from time to time, as required:

  request that directors or officers determine their training and education needs;

  arrange visits to the Company’s projects or operations;

  arrange funding for the attendance at seminars or conferences of interest and relevance to their position; and

  encourage participation or facilitate presentations by members of management or outside experts on matters of particular importance or emerging significance.

The Board also encourages senior management to participate in professional development programs and courses and supports management’s commitment to training and developing employees.

Board’s Role in Risk Oversight

While Company management is charged with the day-to-day management of risks the Company faces including credit risk, liquidity risk and operational risk, the Audit Committee, pursuant to its charter, is responsible for oversight of risk management. Oversight begins with the Board of Directors and the Audit Committee. The Audit Committee consists of three independent directors. The Audit Committee reviews and assesses the adequacy of the Company’s risk management policies and procedures with regard to identification of the Company's principal risks, both financial and non-financial, and reviews updates on these risks from Company management. The Audit Committee also reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance, accounting and financial statements. In addition, the Audit Committee is charged with the responsibility of evaluating related party transactions and conflicts of interest. The Audit Committee reports periodically to the Board regarding the foregoing matters, and the Board ultimately approves any changes in corporate policies, including those pertaining to risk management.

The Board leadership structure promotes effective oversight of the Company's risk management for the same reasons that the structure is most effective for the Company in general, that is, by providing the Chief Executive Officer and other members of senior management with the responsibility to assess and manage the Company's day-to-day risk exposure and providing the Board, and specifically the Audit Committee of the Board, with the responsibility to oversee these efforts of management.

Shareholder Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Elaine M. Sanders, NovaCopper Inc. Suite 2600, 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1L3. The Company's Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company's Secretary will review all communications before forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires, and resumes or other job inquiries, not be forwarded.

Audit Committee and Audit Committee Financial Expert

The Board has appointed an Audit Committee to assist the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal financial controls and audit function and the performance of the independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. The members of the Audit Committee are elected annually by the Board at the annual organizational meeting. The members of the Audit Committee shall meet the independence and experience requirements of the NYSE-MKT and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the SEC. The Company’s Audit Committee consists of fully independent members and the Company’s “audit committee financial expert” is Terry Krepiakevich. The Audit Committee meetings are held quarterly at a minimum. The Company’s Audit Committee Charter is available on the Company’s website at www.novacopper.com.

Corporate Governance and Nominating Committee

The Board is responsible for approving directors for nomination and election and filling vacancies among the directors. In all cases, the Board will consider the recommendations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consist of Messrs. Levental, and McConnell, and Ms. Stairs. All members of the Corporate Governance and Nominating Committee are independent.

The Corporate Governance and Nominating Committee Charter, which can be found on the Company’s website at www.novacopper.com, states that the Corporate Governance and Nominating Committee will assist the Board by (i) recommending, annually, the members proposed for reelection to the Board and identifying and recommending new nominees; (ii) recommending to the Board, on an annual basis, director nominees for each Board committee; (iii) in consultation with the Board, establishing criteria for Board membership and recommending Board composition; and (iv) developing and overseeing a process for director succession, including reviewing and assessing new candidates for appointment or nomination to the Board.

Director Nomination Policies

The Corporate Governance and Nominating Committee is responsible for reviewing any Shareholder proposals to nominate Board candidates. Shareholders may submit names of persons to be considered for nomination, and the Corporate Governance and Nominating Committee will consider such persons in the same way it evaluates other individuals for nomination as a new director. For the Company's policies regarding Shareholder requests for nominations, see the section entitled “Shareholder Proposals” in this Circular. None of the current nominees were nominated by a Shareholder.

Annually, the Corporate Governance and Nominating Committee follows a process designed to consider the reelection of existing directors and, if applicable, to seek individuals qualified to become new board members for recommendation to the Board to fill any vacancies. The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions and extensive knowledge in the mining industry, finance and other areas and in particular, experience with regards to exploration and development of mineral properties, financial reporting, risk management and business strategy. With respect to nominating existing directors, the Committee reviews relevant information available to it and assesses the individuals continued ability and willingness to serve as a director. The Committee also assesses each person’s contribution in light of the mix of skills and experience the Committee deems appropriate for the Board.

With respect to establishing criteria for Board membership and recommending the composition of the Board, the Corporate Governance and Nominating Committee is required by its charter to consider diversity in experience and perspectives in addition to general skills and competencies. Also, of consideration and interest are the experiences that personal diversity, including ethnicity, gender and education, can add to the Board.

During the fiscal year ended November 30, 2012, and in connection with the establishment of the Company as a public company, the Company appointed each of Tony Giardini, Dr. Thomas Kaplan, Gregory Lang, Igor Levental, Kalidas Madhavpeddi, Gerald McConnell and Walter Segsworth as directors. The candidates were chosen partially based on their ability to complement and complete the expertise of the Board. The Company aims to have a well-rounded Board that will guide the organization’s strategy on economic, environmental and societal topics of highest relevance during the current and future lifecycle of its operations.

Majority Voting Policy

The Board has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favour of, or withhold from voting for, each individual director nominee at a shareholders’ meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the Board. The Corporate Governance and Nominations Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the Board would be in the best interests of the Company. The Board must take formal action on the Governance and Nominating Committee’s recommendation within 90 days of the date of the applicable shareholders meeting and announce its decision by press release. The policy does not apply in circumstances involving contested director elections.

Compensation Committee Interlocks and Insider Participation

The Board has a Compensation Committee, as more fully described under the heading “Statement of Executive Compensation – Compensation Discussion and Analysis”.

None of the Compensation Committee is or had been an executive officer or employee of the Company or its subsidiary. No executive officer of the Company is or has been a director or member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Company.

There were no compensation committee or board interlocks among the members of our Board during 2012.

Other Board of Directors’ Committees

In addition to the Audit Committee, Compensation Committee, and Corporate Governance and Nominations Committee, the Company also has the Corporate Communications and the Environment, Health, Safety and Technical Committee.

The role of the Corporate Communications Committee is to review, monitor and assess the effectiveness of the Company’s corporate communications. The Corporate Communications Committee is comprised of Igor Levental (Chair), Janice Stairs and Walter Segsworth.

The role of the Environment, Health, Safety and Technical Committee (“EHST Committee”) is to review, monitor and assess the effectiveness of the Company’s environmental policies and activities and the Company’s activities as they relate to health and safety issues. The EHST Committee is comprised of Walter Segsworth (Chair), Clynton Nauman, Kalidas Madhavpeddi and Gregory Lang.

Assessments

The Board is responsible for selecting and appointing Executive Officers and senior management and for monitoring their performance. The performance of senior management is annually measured against pre-set objectives and the performance of mining companies of comparable size. The Corporate Governance and Nominations Committee are responsible for overseeing the development and implementation of a process for assessing the effectiveness of the Board, its committees and its members. The Corporate Governance and Nominations Committee will request each director to provide his or her assessment of the effectiveness of the Board and each evaluation should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts.

MANAGEMENT CONTRACTS

On April 30, 2012, the Company’s outstanding Common Shares were distributed to shareholders of NovaGold by way of a statutory plan of arrangement at which time the Company, formerly a wholly-owned subsidiary of NovaGold, became a public company with the UKMP Projects as the Company’s material assets. In connection therewith, the Company and NovaGold entered into the Services Agreement for the provision of office facilities and management services to the Company and its affiliates.

The following are significant terms of the Services Agreement:

  The Services Agreement will terminate on May 1, 2013 (the “Initial Termination Date”). Upon written notice to NovaGold, the Company may extend the Services Agreement on a monthly basis for up to one year after the Initial Termination Date, at the Company’s option.

  The services provided by NovaGold to the Company, and the Company to NovaGold, pursuant to the terms of the Services Agreement include general corporate management, including the provision of individuals to serve as executive officers and/or senior management, reception and secretarial services, human-resource related services to the employees of each company, information technology support services, community outreach, assistance with fostering the companies’ relationships with native groups that have interests in the lands surrounding the companies’ projects, accounting, regulatory filings, support services in relation to managing resource estimates, engineering studies, project management, environmental permitting, and preparation of exploration programs and budgets (the “Services”).

  NovaGold provides the Company with the use of office space, including the use of general office equipment and supplies, information technology hardware, and software and related systems as is required by the Company from time to time (the “Office Facilities”).

The Company pays to NovaGold for the Services rendered and Office Facilities provided, an amount equal to the actual cost of such Services and Office Facilities, including any applicable federal or provincial taxes in addition to an initial one-time set-up fee. For the fiscal year ended November 30, 2012, NovaCopper paid $685,000 in fees to NovaGold pursuant to the Services Agreement. Additionally, the Company may from time to time, in accordance with the Company’s compensation policies, grant stock options or other equity based compensation to those employees of NovaGold in the course of providing their Services to the Company. The Company will only make such grants in consultation with NovaGold and the individual allocation of such compensation amongst employees of NovaGold providing Services to the Company will be at the discretion of NovaGold.

NovaGold is a public company with offices located at 2300 - 200 Granville Street, Vancouver, British Columbia V6C 1S4. The directors and NEO’s of NovaGold during the year ended November 30, 2012 were as follows:

Name	Director/Officer	Province or State and Country of Residence
Sharon E. Dowdall	Director	Ontario, Canada
Marc Faber	Director	Chiang Mai, Thailand
Tony S. Giardini	Director	British Columbia, Canada
Dr. Thomas S. Kaplan	Director	New York, USA
Gregory A. Lang	Director and Officer	Utah, USA
Gillyeard J. Leathley	Director and Officer	British Columbia, Canada
Igor Levental	Director	Colorado, USA
Kalidas V. Madhavpeddi	Director	Arizona, USA
Gerald J. McConnell	Director	Nova Scotia, Canada
Clynton R. Nauman	Director	Washington, USA
Rick Van Nieuwenhuyse	Director and Officer	British Columbia, Canada
Anthony P. Walsh	Director	British Columbia, Canada
Elaine Sanders	Officer	British Columbia, Canada
David Ottewell	Officer	Utah, USA
David Deisley	Officer	British Columbia, Canada

To the knowledge of NovaCopper, Electrum of New York, New York (26.7%) and Paulson & Co. Inc. of New York, New York (11.2%) are the only persons who beneficially own, directly or indirectly or exercise control or direction over, more than 10% of the current outstanding common shares of NovaGold.

OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the person named in the proxy to vote the shares represented thereby in accordance with his/her best judgment on such matter.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov. To request hard copies of the Company’s financial statements and management’s discussion and analysis, free of charge, Shareholders should contact, Corporate Secretary, at NovaCopper Inc., Suite 2300, 200 Granville Street, Vancouver, British Columbia, V6C 1S4, Telephone 604-638-8088, Fax 604-669-6272. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.

OTHER MATERIAL FACTS

There are no other material facts to the knowledge of the Board relating to the matters for which this Circular is issued which are not disclosed herein.

SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended for inclusion in our proxy circular relating to the 2014 annual meeting of the Shareholders of the Company must be received by us at our office no later than December 9, 2013, which corresponds to the date that is 120 calendar days before the anniversary date on which our Circular was released to shareholders in connection with this year's annual meeting of the Shareholders of the Company. If the date is changed by more than 30 calendar days from the anniversary date of this year's annual meeting of the Shareholders of the Company, then the deadline to submit a proposal to be considered for inclusion in next year's proxy circular and form of proxy, including a proposal to nominate a person for election to the Board, is a reasonable time before we begin to print and mail proxy circular materials. Such proposals must satisfy the conditions established by the SEC, including, but not limited to, Rule 14a-8 promulgated under the Exchange Act in order to be included in our proxy circular for that meeting.

Shareholder proposals that are not intended to be included in our proxy materials for our 2014 annual meeting of the Shareholders of the Company but that are intended to be presented by the Shareholder from the floor must be received at our office no later than February 22, 2014, which corresponds to the date that is 45 calendar days before the anniversary date on which our proxy statement was released to Shareholders in connection with this year's annual meeting of the Shareholders of the Company. If the date of our 2014 annual meeting of the Shareholders of the Company is changed by more than 30 calendar days from the anniversary date of this year's annual meeting, then the deadline is a reasonable time before we send our proxy materials for that meeting.

Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

NovaCopper Inc.
c/o Blake, Cassels & Graydon LLP
Suite 2600, 595 Burrard Street
Vancouver, British Columbia
Canada V7X 1L3
Attention: Elaine M. Sanders, Corporate Secretary

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. The contents and the sending of the Circular have been approved by the Board.

BY ORDER OF THE BOARD OF DIRECTORS, THIS 8TH DAY OF APRIL, 2013.

“Rick Van Nieuwenhuyse”
Rick Van Nieuwenhuyse
President and Chief Executive Officer

APPENDIX A
RESTRICTED SHARE UNIT PLAN

NOVACOPPER INC.
2012 RESTRICTED SHARE UNIT PLAN

1.	PURPOSE

1.1

This Plan has been established by the Corporation to assist the Corporation in the recruitment and retention of highly qualified employees and consultants by providing a means to reward superior performance, to motivate Participants under the Plan to achieve important corporate and personal objectives and, through the issuance of Share Units in the Corporation to Participants under the Plan, to better align the interests of Participants with the long-term interests of Shareholders.

2.	PLAN DEFINITIONS AND INTERPRETATIONS

In this Plan, the following terms have the following meanings:

(a)	“Account” means the bookkeeping account established and maintained by the Corporation for each Participant in which the number of Share Units of the Participant are recorded;

(b)

“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder and Stock Exchange Rules;

(c)

“Beneficiary” means any person designated by the Participant as his or her beneficiary under the Plan in accordance with Section 14.1 or, failing any such effective designation, the Participant’s legal representative;

(d)	“Board” means the Board of Directors of the Corporation;

(e)	“Change of Control” means:

(i)

the acquisition whether directly or indirectly, by a person or company, or any persons or companies acting jointly or in concert (as determined in accordance with the Securities Act (British Columbia) and the rules and regulations thereunder) of voting securities of the Corporation which, together with any other voting securities of the Corporation held by such person or company or persons or companies, constitute, in the aggregate, more than 50% of all outstanding voting securities of the Corporation;

(ii)

an amalgamation, arrangement or other form of business combination of the Corporation with another company which results in the holders of voting securities of that other company holding, in the aggregate, 50% or more of all outstanding voting securities of the Corporation (including a merged or successor company) resulting from the business combination; or

(iii)

the sale, lease or exchange of all or substantially all of the property of the Corporation to another person, other than a subsidiary of the Corporation or other than in the ordinary course of business of the Corporation;

(f)

“Committee” means the Compensation Committee of the Board or any other committee or person designated by the Board to administer the Plan, provided, however, if the Company ceases to qualify as a “foreign private issuer” (as defined in Rule 3b-4 under the Exchange Act), the Committee shall be a committee of the Board comprised of not less than two directors, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3;

(g)

“Corporation” means NovaCopper Inc. and its respective successors and assigns, and any reference in the Plan to action by the Corporation means action by or under the authority of the Board or any person or committee that has been designated for the purpose by the Board including, without limitation, the Committee;

(h)

“Designated Subsidiary” means an entity (including a partnership) in which the Corporation holds, directly or indirectly, a majority voting interest and which has been designated by the Corporation for purposes of the Plan from time to time;

(i)	“Director” means a director of the Corporation;

(j)

“Eligible Consultant” means an individual, other than an Employee, that (i) is engaged to provide on a bona fide basis consulting, technical, management or other services to the Corporation or any Designated Subsidiary under a written contract between the Corporation or the Designated Subsidiary and the individual or a company of which the individual consultant is an employee, (ii) in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or a Designated Subsidiary, and (iii) does not provide services in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the registrant's securities;

(k)	“Employee” means an employee of the Corporation or any of its Designated Subsidiaries or any combination or partnership of such corporations;

(l)

“Employer” means the Corporation, the Designated Subsidiary or the combination or partnership of such corporations that employs the Participant or that employed the Participant immediately prior to the Participant’s Termination Date;

(m)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

(n)

“Expiry Date” means, with respect to Share Units granted to a Participant, the date determined by the Corporation for such purpose for such grant, which date shall be no later than the date which is two years after the Participant’s Termination Date and shall, in all cases, be in compliance with the requirements pertaining to the exception to the application of the salary deferral arrangement rules in paragraph 248(1)(k) of the Income Tax Act (Canada), as such section may be amended or re- enacted from time to time;

(o)	“Fiscal Year” means a fiscal year of the Corporation;

(p)

“Grant Agreement” means an agreement between the Corporation and a Participant under which Share Units are granted, together with such amendments, deletions or changes thereto as are permitted under the Plan;

(q)	“Grant Date” of a Share Unit means the date a Share Unit is granted to a Participant under the Plan;

(r)	“Insider” has the meaning provided for purposes of the TSX relating to Security Based Compensation Arrangements;

(s)

“Joint Actor” means a person acting “jointly or in concert with” another person within the meaning of Section 96 of the Securities Act (British Columbia) or as such section may be amended or re-enacted from time to time;

(t)

“Market Value” with respect to a Share as at any date means the arithmetic average of the closing price of the Shares traded on the TSX for the five (5) trading days on which a board lot was traded immediately preceding such date (or, if the Shares are not then listed and posted for trading on the TSX, on such stock exchange on which the Shares are then listed and posted for trading as may be selected for such purpose by the Corporation). In the event that the Shares are not listed and posted for trading on any stock exchange, the Market Value shall be the Market Value of the Shares as determined by the Board in its discretion, acting reasonably and in good faith;

(u)	“Participant” means a bona fide full-time or part-time Employee, an Eligible Consultant or a director who, in any such case, has been designated by the Corporation for participation in the Plan;

(v)	“Payout Date” means a date selected by the Corporation, in accordance with and as contemplated by Sections 3.2, 6.1 and 7.1;

(w)	“Plan” means this 2012 Restricted Share Unit Plan;

(x)	“Reorganization” means any (i) capital reorganization, (ii) merger, (iii) amalgamation, or (iv) arrangement or other scheme of reorganization;

(y)	“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation;

(z)	“Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder as in effect from time to time;

(aa)	“Securities Act” means the U.S. Securities Act of 1933, as amended;

(bb)	“Security Based Compensation Arrangement” has the meaning defined in the provisions of the TSX Company Manual relating to security based compensation arrangements;

(cc)	“Shareholders” means the holders of Shares;

(dd)

“Shares” mean common shares of the Corporation and includes any securities of the Corporation into which such common shares may be converted, reclassified, redesignated, subdivided, consolidated, exchanged or otherwise changed, pursuant to a Reorganization or otherwise;

(ee)

“Share Unit” means a unit credited by means of an entry on the books of the Corporation to a Participant pursuant to the Plan, representing the right to receive, subject to and in accordance with the Plan, for each Vested Share Unit one Share or cash equal to the Market Value of one Share, at the time, in the manner, and subject to the terms, set forth in the Plan and the applicable Grant Agreement;

(ff)	“Stock Exchange Rules” means the applicable rules of any stock exchange upon which Shares are listed;

(gg)

“Termination Date” means the date on which a Participant ceases, for any reason including resignation, termination, death or disability, to be an active Employee, an Eligible Consultant, or a director, as the case may be, and, in the case of a Participant who is an Employee, where the employment is terminated by the Employer, whether wrongful or for cause or otherwise, such date shall be the date notice of termination is provided and, in the case of a Participant who is an Eligible Consultant, the date the written contract between the Eligible Consultant and the Corporation or any Designated Subsidiary is terminated or expires and the Eligible Consultant no longer provides services thereunder;

(hh)	“TSX” means the Toronto Stock Exchange; and

(ii)

“Vested Share Units” shall mean Share Units in respect of which all vesting terms and conditions set forth in the Plan and the applicable Grant Agreement have been either satisfied or waived in accordance with the Plan.

2.2

In this Plan, unless the context requires otherwise, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

3.	GRANT OF SHARE UNITS AND TERMS

3.1

The Corporation may grant Share Units to such Participant or Participants in such number and at such times as the Corporation may, in its sole discretion, determine, as a bonus or similar payment in respect of services rendered by the Participant for a Fiscal Year or otherwise as compensation, including as an incentive for future performance by the Participant.

3.2	In granting any Share Units pursuant to Section 3.1, the Corporation shall designate:

(a)	the number of Share Units which are being granted to the Participant;

(b)	any time based conditions as to vesting of the Share Units to become Vested Share Units;

(c)	the Payout Date, which shall in no event be later than the Expiry Date and, unless otherwise determined on the Grant Date, shall be the third anniversary of the Grant Date; and

(d)	the Expiry Date;

which shall be set out in the Grant Agreement.

3.3

The conditions may relate to all or any portion of the Share Units in a grant and may be graduated such that different percentages of the Share Units in a grant will become Vested Share Units depending on the extent of satisfaction of one or more such conditions. The Corporation may, in its discretion and having regard to the best interests of the Corporation, subsequent to the Grant Date of a Share Unit, waive any resulting conditions, provided that the waiver of such conditions will not accelerate the time of payment with respect to such Share Units, and the payout will occur on the Payout Date as set forth in the Grant Agreement or pursuant to Sections 7.1 or 8.3 of the Plan, if applicable.

4.	GRANT AGREEMENT

4.1

Each grant of a Share Unit will be set forth in a Grant Agreement containing terms and conditions required under the Plan and such other terms and conditions not inconsistent herewith as the Corporation may, in its sole discretion, deem appropriate.

5.	SHARE UNIT GRANTS AND ACCOUNTS

5.1	An Account shall be maintained by the Corporation for each Participant. On the Grant Date, the Account will be credited with the Share Units granted to a Participant on that date.

6.	PAYOUTS

6.1

On each Payout Date, the Participant shall be entitled to receive, and the Corporation shall issue or provide, a payout with respect to those Vested Share Units in the Participant’s Account to which the Payout Date relates, in one of the following forms:

(a)

subject to shareholder approval of this Plan and the limitations set forth in Section 11.2 below, Shares issued from treasury equal in number to the Vested Share Units in the Participant’s Account to which the Payout Date relates, subject to any applicable deductions and withholdings;

(b)

subject to and in accordance with any Applicable Law, Shares purchased by an independent administrator of the Plan in the open market for the purposes of providing Shares to Participants under the Plan equal in number to the Vested Share Units in the Participant’s Account to which the Payout Date relates, subject to any applicable deductions and withholdings;

(c)

the payment of a cash amount to a Participant on the Payout Date equal to the number of Vested Share Units in respect of which the Corporation makes such a determination, multiplied by the Market Value on the Payout Date, subject to any applicable deductions and withholdings; or

(d)	any combination of the foregoing,

as determined by the Corporation, in its sole discretion.

6.2	No fractional Shares shall be issued and any fractional entitlements will be rounded down to the nearest whole number.

6.3

Shares issued by the Corporation from treasury under Section 6.1(a) of this Plan shall be considered fully paid in consideration of past service that is no less in value than the fair equivalent of the money the Corporation would have received if the Shares had been issued for money.

6.4

The Corporation or a Designated Subsidiary may withhold from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary so as to ensure that the Corporation or the Designated Subsidiary will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant. Each of the Corporation or a Designated Subsidiary shall also have the right in its discretion to satisfy any such withholding tax liability by retaining, acquiring or selling on behalf of a Participant any Shares which would otherwise be issued or provided to a Participant hereunder.

7.	CHANGE OF CONTROL

7.1

Notwithstanding the conditions as to vesting of Share Units contained in any individual Grant Agreement, all outstanding Share Units shall become Vested Share Units on any Change of Control and, except as otherwise provided in Section 16 hereof, the Payout Date in connection with such Vested Share Units shall, notwithstanding any provisions in the Grant Agreement, be accelerated to the date of such Change of Control and the Corporation shall, as soon as practicable following such Change of Control, issue or provide Shares or make payments to such Participants with respect to such Vested Share Units in accordance with Section 6.

8.	TERMINATION OF EMPLOYMENT AND FORFEITURES

8.1

Unless otherwise determined by the Corporation pursuant to Section 8.2, on a Participant’s Termination Date, any Share Units in a Participant’s Account which are not Vested Share Units shall terminate and be forfeited.

8.2

Notwithstanding Section 8.1, where a Participant ceases to be an Employee as a result of the termination of his or her employment without cause, then in respect of each grant of Share Units made to such Participant, at the Corporation’s discretion, all or a portion of such Participant’s Share Units may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Corporation in its sole discretion.

8.3

Except as otherwise provided in Section 16, in the event a Participant’s Termination Date is prior to the Payout Date with respect to any Vested Share Units in such Participant’s Account, the Payout Date with respect to such Vested Share Units shall, notwithstanding any provision in the Grant Agreement, be accelerated to the Participant’s Termination Date and the Corporation shall, as soon as practicable following such Termination Date, issue or provide Shares or make payment to such Participant, or Beneficiary thereof, as applicable, with respect to such Vested Share Units in accordance with Section 6.

9.	FORFEITED UNITS

9.1

Notwithstanding any other provision of the Plan or a Grant Agreement, Share Units granted hereunder shall terminate on, if not redeemed or previously terminated and forfeited in accordance with the Plan, and be of no further force and effect after, the Expiry Date.

10.	ALTERATION OF NUMBER OF SHARES SUBJECT TO THE PLAN

10.1

In the event that the Shares shall be subdivided or consolidated into a different number of Shares or a distribution shall be declared upon the Shares payable in Shares, the number of Share Units then recorded in the Participant’s Account shall be adjusted by replacing such number by a number equal to the number of Shares which would be held by the Participant immediately after the distribution, subdivision or consolidation, should the Participant have held a number of Shares equal to the number of Share Units recorded in the Participant’s Account on the record date fixed for such distribution, subdivision or consolidation.

10.2

In the event there shall be any change, other than as specified in Section 10.1, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, pursuant to a Reorganization or otherwise, then there shall be substituted for each Share referred to in the Plan or for each share into which such Share shall have been so changed or exchanged, the kind of securities into which each outstanding Share shall be so changed or exchanged and an equitable adjustment shall be made, if required, in the number of Share Units then recorded in the Participant’s Account, such adjustment, if any, to be reasonably determined by the Committee and to be effective and binding for all purposes.

10.3

In the case of any such substitution, change or adjustment as provided for in this Section10, the variation shall generally require that the aggregate Market Value of the Share Units then recorded in the Participant’s Account prior to such substitution, change or adjustment will be proportionately and appropriately varied so that it be equal to such aggregate Market Value after the variation.

11.	RESTRICTIONS ON ISSUANCES

11.1

Share Units may be granted by the Corporation in accordance with this Plan provided the aggregate number of Share Units outstanding pursuant to the Plan from time to time shall not exceed 3% of the number of issued and outstanding Shares from time to time.

11.2

The maximum number of Shares issuable to Insiders pursuant to Section 6.1(a) of the Plan, together with any Shares issuable pursuant to any other Security Based Compensation Arrangement, at any time, shall not exceed 10% of the total number of outstanding Shares. The maximum number of Shares issued to Insiders pursuant to Section 6.1(a) of the Plan, together with any Shares issued pursuant to any other Security Based Compensation Arrangement, within any one year period, shall not exceed 10% of the total number of outstanding Shares.

12.	AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

12.1

Until such time as the Corporation receives shareholder approval of the issuances from treasury contemplated in Section 6.1(a), the Plan may be amended, suspended or terminated at any time by the Board in whole or in part. No amendment of the Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to Share Units granted prior to the date of the amendment.

12.2

Following shareholder approval of any issuances from treasury as contemplated by Section 6.1(a), the Corporation may, without notice, at any time and from time to time, and without shareholder approval, amend the Plan or any provisions thereof in such manner as the Corporation, in its sole discretion, determines appropriate, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the Plan;

(c)	to change the vesting provisions of Share Units;

(d)	to change the termination provisions of Share Units or the Plan which does not entail an extension beyond the original Expiry Date of the Share Units;

(e)	to make the amendments contemplated by Section 16.1(f); or

(f)	to make any amendments necessary or advisable because of any change in Applicable Law;

provided, however, that:

(g)

no such amendment of the Plan may be made without the consent of each affected Participant in the Plan if such amendment would adversely affect the rights of such affected Participant(s) under the Plan; and

(h)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment that results in:

	(i)	an increase in the maximum number of Shares issuable pursuant to the Plan (other than pursuant to Section 10);

	(ii)	an extension of the Expiry Date for Share Units granted to Insiders under the Plan;

	(iii)	other types of compensation through Share issuance;

	(iv)	an expansion of the rights of a Participant to assign Share Units other than as set forth in Section 15.2; or

	(v)	the addition of additional categories of Participants (other than as contemplated by Section 10).

12.3

If the Corporation terminates the Plan, Share Units previously credited shall, at the discretion of the Corporation, either (a) be settled immediately in accordance with the terms of the Plan in effect at such time, or (b) remain outstanding and in effect and settled in due course in accordance with the applicable terms and conditions, in either case without shareholder approval.

13.	ADMINISTRATION

13.1

Unless otherwise determined by the Board, the Plan shall be administered by the Committee subject to Applicable Laws. The Committee shall have full and complete authority to interpret the Plan, to prescribe such rules and regulations and to make such other determinations as it deems necessary or desirable for the administration of the Plan. All actions taken and decisions made by the Committee shall be final, conclusive and binding on all parties concerned, including, but not limited to, the Participants and their beneficiaries and legal representatives, each Designated Subsidiary and the Corporation. All expenses of administration of the Plan shall be borne by the Corporation.

13.2

The Corporation shall keep or cause to be kept such records and accounts as may be necessary or appropriate in connection with the administration of the Plan and the discharge of its duties. At such times as the Corporation shall determine, the Corporation shall furnish the Participant with a statement setting forth the details of his or her Share Units including the Grant Date and the Vested Share Units and unvested Share Units held by each Participant. Such statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary is given to the Corporation within 30 days after such statement is given to the Participant.

13.3

The Corporation may, at its discretion, appoint one or more persons or companies to provide services in connection with the Plan including without limitation, administrative and record-keeping services.

14.	BENEFICIARIES AND CLAIMS FOR BENEFITS

14.1

Subject to the requirements of Applicable Law, a Participant may designate in writing a Beneficiary to receive any benefits that are payable under the Plan upon the death of such Participant. The Participant may, subject to Applicable Law, change such designation from time to time. Such designation or change shall be in such form and executed and filed in such manner as the Corporation may from time to time determine.

15.	GENERAL

15.1

The transfer of an Employee from the Corporation to a Designated Subsidiary, from a Designated Subsidiary to the Corporation or from a Designated Subsidiary to another Designated Subsidiary, shall not be considered a termination of employment for the purposes of the Plan, nor shall it be considered a termination of employment if a Participant is placed on such other leave of absence which is considered by the Corporation as continuing intact the employment relationship.

15.2

The Plan shall enure to the benefit of and be binding upon the Corporation, its successors and assigns. The interest of any Participant under the Plan or in any Share Unit shall not be transferable or assignable other than by operation of law, except, if and on such terms as the Corporation may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a Participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the Participant, the Participant’s spouse, the Participant’s minor children or the Participant’s minor grandchildren, and after his or her lifetime shall enure to the benefit of and be binding upon the Participant’s Beneficiary, on such terms and conditions as are appropriate for such transferees to be included in the class of transferees who may rely on a Form S-8 registration statement under the Securities Act to sell shares received pursuant to the Share Unit.

15.3

The Corporation’s grant of any Share Units or issuance of any Shares hereunder is subject to compliance with Applicable Law applicable thereto. As a condition of participating in the Plan, each Participant agrees to comply with all Applicable Law and agrees to furnish to the Corporation or a Designated Subsidiary all information and undertakings as may be required to permit compliance with Applicable Law.

15.4	A Participant shall not have the right or be entitled to exercise any voting rights, receive any distribution or have or be entitled to any other rights as a Shareholder in respect of any Share Units.

15.5

Neither designation of an Employee as a Participant nor the grant of any Share Units to any Participant entitles any Participant to the grant, or any additional grant, as the case may be, of any Share Units under the Plan. Neither the Plan nor any action taken thereunder shall interfere with the right of the Corporation or a Designated Subsidiary to terminate a Participant’s employment, or service under contract, at any time. Neither any period of notice, if any, nor any payment in lieu thereof, upon termination of employment, wrongful or otherwise, shall be considered as extending the period of employment for the purposes of the Plan.

15.6

Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect any Employee’s employment or any consultant’s contractual relationship with the Corporation or a Designated Subsidiary.

15.7

The Plan shall be an unfunded obligation of the Corporation. Neither the establishment of the Plan nor the grant of any Share Units or the setting aside of assets by the Corporation (if, in its sole discretion, it chooses to do so) shall be deemed to create a trust. The right of the Participant or Beneficiary to receive payment pursuant to the Plan shall be no greater than the right of other unsecured creditors of the Corporation.

15.8

This Plan is established under the laws of the Province of British Columbia and the rights of all parties and the construction of each and every provision of the Plan and any Share Units granted hereunder shall be construed according to the laws of the Province of British Columbia.

16.	SECTION 409A

16.1

It is intended that the provisions of this Plan comply with Section 409A, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Notwithstanding anything in the Plan to the contrary, the Corporation may provide in the applicable Grant Agreement with respect to Share Units granted to Participants whose benefits under the Plan are or may become subject to Section 409A, such terms and conditions as may be required for compliance with Section 409A. In addition, the following will apply to the extent that a Participant’s Share Units are subject to Section 409A.

(a)

Except as permitted under Section 409A, any Share Units, or payment with respect to Share Units, may not be reduced by, or offset against, any amount owing by the Participant to the Corporation or any Designated Subsidiary.

(b)

If a Participant otherwise would become entitled to receive payment in respect of any Share Units as a result of his or her ceasing to be an Employee, an Eligible Consultant or director upon a Termination Date, any payment made on account of such person ceasing to be an Employee or Eligible Consultant shall be made at that time only if the Participant has experienced a “separation from service” (within the meaning of Section 409A).

(c)

If a Participant is a “specified employee” (within the meaning of Section 409A) at the time he or she otherwise would be entitled to payment as a result of his or her separation from service, any payment that otherwise would be payable during the six-month period following such separation from service will be delayed and shall be paid on the first day of the seventh month following the date of such separation from service or, if earlier, the Participant’s date of death.

(d)

A Participant’s status as a specified employee shall be determined by the Corporation as required by Section 409A on a basis consistent with the regulations under Section 409A and such basis for determination will be consistently applied to all plans, programs, contracts, agreements, etc. maintained by the Corporation that are subject to Section 409A.

(e)

Each Participant, any beneficiary or the Participant’s estate, as the case may be, is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such Participant in connection with this Plan (including any taxes and penalties under Section 409A), and neither the Corporation nor any Designated Subsidiary or affiliate shall have any obligation to indemnify or otherwise hold such Participant or beneficiary or the Participant’s estate harmless from any or all of such taxes or penalties.

(f)

If and to the extent that Share Units would otherwise become payable upon a Change of Control as defined in the Plan, such payment will occur at that time only if such change of control also constitutes a “change in ownership”, a “change in effective control” or a “change in the ownership of a substantial portion of the assets of the Corporation” as defined under Section 409A and applicable regulations (a “409A Change in Control”). If a Change of Control as defined in the Plan is not also a 409A Change in Control, unless otherwise permitted under Section 409A the time for the payment of Share Units will not be accelerated and will be payable pursuant to the terms of the Plan and applicable Grant Agreement as if such Change of Control had not occurred.

(g)

In the event that the Committee determines that any amounts payable under the Plan will be taxable to a Participant under Section 409A prior to payment to such Participant of such amount, the Corporation may (i) adopt such amendments to the Plan and Share Units and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Grant Agreement and/or (ii) take such other actions as the Corporation determines necessary or appropriate to avoid or limit the imposition of an additional tax under Section 409A.

(h)

In the event the Corporation terminates the Plan in accordance with Section 12.3, the time and manner of payment of amounts that are subject to 409A will be made in accordance with the rules under Section 409A. The Plan will not be terminated except as permitted under Section 409A. No change to the termination provisions of Share Units or the Plan pursuant to Section 12.2(d) will be made except as permitted under Section 409A.

EFFECTIVE DATE: November 29, 2012

APPENDIX B
TEXT OF RESOLUTION TO APPROVE
RESTRICTED SHARE UNIT PLAN

BE IT RESOLVED, as an ordinary resolution, that:

1.

that the Restricted Share Unit Plan allowing for the issuance of a maximum of that number of Common Shares from treasury equal to 3% of the Common Shares if the Company issued and outstanding from time to time, a copy of which is attached to the Information Circular as Appendix A be and is hereby approved;

2.	the unallocated entitlements are hereby approved and the Company will have the ability to issue Restricted Share Units which may be settled in Common Shares from treasury until May 21, 2016;

3.

that the issuance of Common Shares pursuant to all prior issuances of Restricted Share Units, as described in the Information Circular and subject to the terms of the Restricted Share Unit Plan, are hereby ratified and approved; and

4.

any director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to do all such things and execute all such documents and instruments as may be necessary or desirable to give effect to this resolution.

APPENDIX C
DEFERRED SHARE UNIT PLAN

NOVACOPPER INC.
2012 NON-EMPLOYEE DIRECTORS DEFERRED SHARE UNIT PLAN

1.	PURPOSE OF THE PLAN

1.1

This Plan has been established by the Corporation to promote the interests of the Corporation by attracting and retaining qualified persons to serve on the Board and to promote a greater alignment of long term interests between such Participants and the shareholders of the Corporation.

2.	PLAN DEFINITIONS AND INTERPRETATIONS

In this Plan, the following terms have the following meanings:

(a)	“Account” means an account maintained for each Participant on the books of the Corporation which will be credited with Deferred Share Units, in accordance with the terms of the Plan.

(b)

“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder and Stock Exchange Rules.

(c)	“Board” means the Board of Directors of the Corporation.

(d)

“Change of Control” means the acquisition by any person or by any person and a Joint Actor, whether directly or indirectly, of voting securities (as defined in the Securities Act (British Columbia)) of the Corporation, which, when added to all other voting securities of the Corporation at the time held by such person or by such person and a Joint Actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Corporation or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board.

(e)	“Committee” means the Compensation Committee of the Board.

(f)

“Common Shares” means common shares of the Corporation and includes any securities of the Corporation into which such Common Shares may be converted, reclassified, redesignated, subdivided, consolidated, exchanged or otherwise changed, pursuant to a Reorganization or otherwise.

(g)

“Corporation” means NovaCopper Inc. and its respective successors and assigns, and any reference in the Plan to action by the Corporation means action by or under the authority of the Board or any person or committee that has been designated for the purpose by the Board including, without limitation, the Committee.

(h)

“DSU” or “Deferred Share Unit” means a unit credited to a Participant by way of a bookkeeping entry in the books of the Corporation pursuant to this Plan, the value of which is equivalent in value to a Common Share.

(i)	“Grant” means any Deferred Share Unit credited to the Account of a Participant.

(j)	“Insider” has the meaning provided for purposes of the TSX relating to Security Based Compensation Arrangements.

(k)

“Notice of Redemption” means written notice, on a prescribed form, by the Participant, or the administrator or liquidator of the estate of the Participant, to the Corporation of the Participant’s wish to redeem his or her Deferred Share Units.

(l)	“Participant” means a director of the Corporation who is designated by the Committee as eligible to participate in the Plan.

(m)	“Plan” means this 2012 Non-Employee Directors Deferred Share Unit Plan.

(n)

“Redemption Date” means the date that a Notice of Redemption is received by the Corporation; provided in the case of a U.S. Eligible Participant, however, the Redemption Date will be made the earlier of (i) “separation from service” within the meaning of Section 409A of the Code, or (ii) within 90 days of the U.S. Eligible Participant’s death.

(o)	“Reorganization” means any (i) capital reorganization, (ii) merger, (iii) amalgamation, or (iv) arrangement or other scheme of reorganization.

(p)	“Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder as in effect from time to time.

(q)	“Security Based Compensation Arrangement” has the meaning defined in the provisions of the TSX Company Manual relating to security based compensation arrangements.

(r)

“Share Price” means the closing price of a Common Share on the TSX averaged over the five (5) consecutive trading days immediately preceding (a) in the case of a Grant, the last day of the fiscal quarter preceding the date of Grant in respect of a director, or (b) in the case of a redemption, the Redemption Date, as applicable, or in the event such shares are not traded on the TSX, the fair market value of such shares as determined by the Committee acting in good faith.

(s)	“Stock Exchange Rules” means the applicable rules of any stock exchange upon which the Common Shares are listed.

(t)

“Termination Date” means the date of a Participant’s death, or retirement from, or loss of office or employment with the Corporation, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada), including the Participant’s resignation, retirement, removal from the Board, death or otherwise.

(u)	“TSX” means the Toronto Stock Exchange.

(v)

“U.S. Eligible Participant” refers to a Participant who, at any time during the period from the date Deferred Share Units are granted to the Participant to the date such Deferred Share Units are redeemed by the Participant, is subject to income taxation in the United States on the income received for his or her services as a director of the Corporation and who is not otherwise exempt from U.S. income taxation under the relevant provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Canada-U.S. Income Tax Convention, as amended from time to time.

3.	NON-EMPLOYEE DIRECTOR COMPENSATION

3.1	Establishment of Annual Base Compensation

               An annual compensation amount (the "Annual Base Compensation") payable to non-employee Directors (hereafter "Directors") of the Corporation shall be established from time-to-time by the Board. The amount of Annual Base Compensation will be reported annually in the Corporation’s management information circular.

3.2           Payment of Annual Base Compensation

(a)

The Annual Base Compensation shall be payable in quarterly installments, with each installment payable as promptly as practicable following the last business day of the fiscal quarter to which it applies. Quarterly payments shall be pro rated if Board service commences or terminates during a fiscal quarter. The number of DSUs to be paid and the terms of the DSUs shall be determined as provided in the following sections of this Plan.

(b)

Each Director may elect to receive in DSUs up to 50% of his or her Annual Base Compensation by completing and delivering a written election to the Corporation on or before November 15th of the calendar year ending immediately before the calendar year with respect to which the election is made. Such election will be effective with respect to compensation payable for fiscal quarters beginning during the calendar year following the date of such election. Further, where an individual becomes a Director for the first time during a fiscal year and such individual has not previously participated in a plan that is required to be aggregated with this Plan for purposes of Section 409A, such individual may elect to participate in the Plan with respect to fiscal quarters of the Corporation commencing after the Corporation receives such individual’s written election, which election must be received by the Corporation no later than 30 days after such individual’s appointment as a Director. For greater certainty, new Directors will not be entitled to receive DSUs pursuant to an election for the quarter in which they submit their first election to the Corporation or any previous quarter. Elections hereunder shall be irrevocable with respect to compensation earned during the period to which such election relates.

(c)	All DSUs granted with respect to Annual Base Compensation will be credited to the Director's Account when such Annual Base Compensation is payable (the "Grant Date").

(d)

The Director's Account will be credited with the number of DSUs calculated to the nearest thousandths of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the Grant Date by the Share Price. Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

3.3           Additional Deferred Share Units

               In addition to DSUs granted pursuant to Section 3.2, the Board may award such number of DSUs to a Participant as the Board deems advisable to provide the Participant with appropriate equity-based compensation for the services he or she renders to the Corporation. The Board shall determine the date on which such DSUs may be granted and the date as of which such DSUs shall be credited to a Participant’s Account. The Corporation and a Participant who receives an award of DSUs pursuant to this Section 3.3 shall enter into a DSU award agreement to evidence the award and the terms applicable thereto.

4.             ADMINISTRATION OF DSU ACCOUNTS

4.1           Administration of Plan

               The Committee shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

(a)	to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan and to amend and rescind such rules and regulations from time to time;

(b)

to interpret and construe the Plan and to determine all questions arising out of the Plan and any such interpretation, construction or determination made by the Committee shall be final, binding and conclusive for all purposes;

(c)	to prescribe the form of the instruments used in conjunction with the Plan; and

(d)	to determine which members of the Board are eligible to participate in the Plan.

4.2	Redemption of Deferred Share Units

(a)

Each Participant shall be entitled to redeem his or her Deferred Share Units during the period commencing on the business day immediately following the Termination Date and ending on the 90th day following the Termination Date by providing a written Notice of Redemption to the Corporation. In the event of death of a Participant, the Notice of Redemption shall be filed by the legal representative of the Participant. In the case of a U.S. Eligible Participant, however, the redemption will be deemed to be made on the earlier of (i) “separation from service” within the meaning of Section 409A, or (ii) within 90 days of the U.S. Eligible Participant’s death.

	(b)	Upon redemption, the Participant shall be entitled to receive, and the Corporation shall issue or provide:

(i)

subject to shareholder approval of this Plan and the limitations set forth in Section 6.2 below, a number of Common Shares issued from treasury equal to the number of DSUs in the Participant’s Account, subject to any applicable deductions and withholdings;

(ii)

subject to and in accordance with any Applicable Law, a number of Common Shares purchased by an independent administrator of the Plan in the open market for the purposes of providing Common Shares to Participants under the Plan equal in number to the DSUs in the Participant’s Account, subject to any applicable deductions and withholdings;

(iii)	the payment of a cash amount to a Participant equal to the number of DSUs multiplied by the Share Price, subject to any applicable deductions and withholdings; or

(iv)	any combination of the foregoing,

(v)	as determined by the Corporation, in its sole discretion.

4.3           Payment Notwithstanding

               Notwithstanding any other provision of this Plan, all amounts payable to, or in respect of, a Participant hereunder shall be paid on or before December 31 of the calendar year commencing immediately after the Participant’s Termination Date.

5.             ALTERATION OF NUMBER OF SHARES SUBJECT TO THE PLAN

5.1           Subdivisions or Consolidations

               In the event that the Common Shares shall be subdivided or consolidated into a different number of Common Shares or a distribution shall be declared upon the Common Shares payable in Common Shares, the number of DSUs then recorded in the Director’s Account shall be adjusted by replacing such number by a number equal to the number of Common Shares which would be held by the Director immediately after the distribution, subdivision or consolidation, should the Director have held a number of Common Shares equal to the number of DSUs recorded in the Director’s Account on the record date fixed for such distribution, subdivision or consolidation.

5.2           Reorganizations

               In the event there shall be any change, other than as specified in Section 5.1, in the number or kind of outstanding Common Shares or of any shares or other securities into which such Common Shares shall have been changed or for which they shall have been exchanged, pursuant to a Reorganization or otherwise, then there shall be substituted for each Common Share referred to in the Plan or for each share into which such Common Share shall have been so changed or exchanged, the kind of securities into which each outstanding Common Share shall be so changed or exchanged and an equitable adjustment shall be made, if required, in the number of DSUs then recorded in the Director’s Account, such adjustment, if any, to be reasonably determined by the Committee and to be effective and binding for all purposes.

5.3           Adjustments

               In the case of any such substitution, change or adjustment as provided for in this Section 5, the variation shall generally require that the number of DSUs then recorded in the Director’s Account prior to such substitution, change or adjustment will be proportionately and appropriately varied.

6.             RESTRICTIONS ON ISSUANCES

6.1           Maximum Number of DSUs

DSUs may be granted by the Corporation in accordance with this Plan provided the aggregate number of DSUs outstanding pursuant to the Plan from time to time shall not exceed 2% of the number of issued and outstanding Common Shares from time to time.

6.2           Insider Participation Limits

The maximum number of Common Shares issuable to Insiders pursuant to Section 4.2(b)(i) of the Plan, together with any Common Shares issuable pursuant to any other Security Based Compensation Arrangement, at any time, shall not exceed 10% of the total number of outstanding Common Shares. The maximum number of Common Shares issued to Insiders pursuant to Section 4.2(b)(i) of the Plan, together with any Common Shares issued pursuant to any other Security Based Compensation Arrangement, within any one year period, shall not exceed 10% of the total number of outstanding Common Shares.

7.             AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

7.1           Amendment to the Plan

               Until such time as the Corporation receives shareholder approval of the issuances from treasury contemplated in Section 4.2(b)(i), the Plan may be amended, suspended or terminated at any time by the Board in whole or in part. No amendment of the Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to DSUs granted prior to the date of the amendment.

               Following shareholder approval of any issuances from treasury as contemplated in Section 4.2(b)(i), the Board may at any time, and from time to time, and without shareholder approval, amend any provision of the Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan including amendments of a “clerical” or “housekeeping” nature;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the Plan;

(c)	amendments to the termination provisions of Section 7.2;

(d)	amendments necessary or advisable because of any change in Applicable Laws;

(e)	amendments to the transferability of Deferred Share Units provided for in Section 8.10;

(f)	amendments to Section 4.1 relating to the administration of the Plan; and

(g)	any other amendment, fundamental or otherwise, not requiring shareholder approval under Applicable Laws;

provided, however, that:

(h)

no such amendment of the Plan may be made without the consent of each affected Participant in the Plan if such amendment would adversely affect the rights of such affected Participant(s) under the Plan; and

(i)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment:

	(i)	to Section 6.1 in order to increase the maximum number of Deferred Share Units which may be issued under this Plan (other than pursuant to Section 5);

	(ii)	to Section 7.1; or

	(iii)	to the definition of “Participant”.

7.2           Plan Termination

               The Committee may decide to discontinue granting awards under the Plan at any time in which case no further Deferred Share Units shall be awarded or credited under the Plan. Any Deferred Share Units which remain outstanding in a Participant’s Account at that time shall continue to be dealt with according to the terms of the Plan. The Plan shall terminate when all payments owing pursuant to Section 4.2 of the Plan have been made and all Deferred Share Units have been cancelled in all Participants’ Accounts

8.             GENERAL PROVISIONS

8.1           Withholding

               The Corporation may withhold from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary so as to ensure that the Corporation will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant. The Corporation shall also have the right in its discretion to satisfy any such withholding tax liability by retaining, acquiring or selling on behalf of a Participant any Common Shares which would otherwise be issued or provided to a Participant hereunder.

8.2           Assignability

               No right to receive payment of DSUs and other benefits under the Plan shall be transferable or assignable by a Participant except by will or laws of descent and distribution.

8.3           Unfunded Plan

               Unless otherwise determined by the Committee, the Plan shall be unfunded. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Deferred Share Units under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured creditor of the Corporation.

8.4           Final Determination

               Any determination or decision by or opinion of the Committee made or held pursuant to the terms of the Plan shall be final, conclusive and binding on all parties concerned. All rights, entitlements and obligations of Participants under the Plan are set forth in the terms of the Plan and cannot be modified by any other documents, statements or communications, except by Plan amendments referred to in Section 7.1 of the Plan.

8.5           No Right to Employment

               Participation in the Plan shall not be construed to give any Participant a right to be retained as a Director.

8.6           No Other Benefit

               No amount will be paid to, or in respect of, a Participant under the Plan to compensate for a downward fluctuation in the price of Common Shares nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

8.7           No Shareholder Rights

               Under no circumstances shall Deferred Share Units be considered Common Shares nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Common Shares nor shall any Participant be considered the owner of Common Shares by virtue of the award of Deferred Share Units.

8.8           Reorganization of the Corporation

               The existence of any Deferred Share Units shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Corporation or to create or issue any bonds, debentures, shares or other securities of the Corporation or the rights and conditions attaching thereto or to affect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

8.9           Successors and Assigns

               The Plan shall be binding on all successors and assigns of the Corporation.

8.10        General Restrictions and Assignment

               Except as required by law, the rights of a Participant under the Plan are not capable of being anticipated, assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

8.11        Section 409A

               It is intended that the provisions of this Plan comply with Section 409A, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Notwithstanding anything in the Plan to the contrary, the following will apply with respect to the rights and benefits of U.S. Eligible Participants under the Plan:

(a)

Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to or for the benefit of a U.S. Eligible Participant may not be reduced by, or offset against, any amount owing by the U.S. Eligible Participant to the Corporation or any of its affiliates.

(b)

If a U.S. Eligible Participant becomes entitled to receive payment in respect of any Deferred Share Units as a result of his or her “separation from service” (within the meaning of Section 409A), and the U.S Eligible Participant is a “specified employee” (within the meaning of Section 409A) at the time of his or her separation from service, and the Committee makes a good faith determination that (i) all or a portion of the Deferred Share Units constitute “deferred compensation” (within the meaning of Section 409A) and (ii) any such deferred compensation that would otherwise be payable during the six-month period following such separation from service is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then payment of such “deferred compensation” shall not be made to the U.S Eligible Participant before the date which is six months after the date of his or her separation from service (and shall be paid in a single lump sum on the first day of the seventh month following the date of such separation from service) or, if earlier, the U.S Eligible Participant’s date of death.

(c)

A U.S. Eligible Participant’s status as a specified employee shall be determined by the Corporation as required by Section 409A on a basis consistent with the regulations under Section 409A and such basis for determination will be consistently applied to all plans, programs, contracts, agreements, etc. maintained by the Corporation that are subject to Section 409A.

(d)

Each U.S Eligible Participant, any beneficiary or the U.S Eligible Participant’s estate, as the case may be, is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such U.S Eligible Participant in connection with this Plan (including any taxes and penalties under Section 409A), and neither the Corporation nor any affiliate shall have any obligation to indemnify or otherwise hold such U.S Eligible Participant or beneficiary or the U.S Eligible Participant’s estate harmless from any or all of such taxes or penalties.

(f)

In the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A prior to payment to such Participant of such amount, the Corporation may (i) adopt such amendments to the Plan and Deferred Share Units and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Deferred Share Units hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to avoid or limit the imposition of an additional tax under Section 409A.

(g)

In the event the Corporation terminates the Plan in accordance with Section 7, the time and manner of payment of amounts that are subject to 409A will be made in accordance with the rules under 409A. The Plan will not be terminated except as permitted under 409A.

8.12        Forfeiture Provision

               If a Participant is subject to tax under the Income Tax Act (Canada) and also is a U.S. Eligible Participant with respect to DSUs, the following special rules regarding forfeiture of such Deferred Share Units will apply if the Participant’s DSUs are subject to Section 409A. For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under Section 409A and/or under paragraph 6801(d) of the regulations under the Income Tax Act (Canada), that may result because of the different requirements as to the time of settlement of Deferred Share Units with respect to a Participant’s “separation from service” (within the meaning of Section 409A) (“Separation From Service”) and his retirement or loss of office (under tax laws of Canada). If a Participant otherwise would be entitled to payment of DSUs in any of the following circumstances, such DSUs shall instead be immediately and irrevocably forfeited (for greater certainty, without any compensation therefore):

(a)

a Participant experiences a Separation From Service as a result of a permanent decrease in the level of services provided to less than 20% of his past service in circumstances that do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(b)

a Participant experiences a Separation From Service upon ceasing to be a director while continuing to provide services as an employee in circumstances that do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(c)

a Participant experiences a serious disability that continues for more than 29 months in circumstances that constitute a Separation from Service and do not constitute a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada); or

(d)

a Participant experiences a retirement from, or loss of office or employment with, the Corporation or an affiliate thereof, within the meaning of paragraph 6801(d) of the regulations under the Income Tax Act (Canada) by virtue of ceasing employment as both an employee and as a director, but he continues to provide services as an independent contractor such that he has not experienced a Separation From Service.

8.13        Interpretation

               In this text, words importing the singular meaning shall include the plural and vice versa, and words importing the masculine shall include the feminine and neuter genders.

8.14        Governing Law

               The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

8.15        Severability

               The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

8.16        Effective Date

               The effective date of this Plan shall be November 29, 2012.

APPENDIX D

TEXT OF RESOLUTION TO APPROVE DEFERRED SHARE UNIT PLAN

BE IT RESOLVED, as an ordinary resolution, that:

1.

that the Deferred Share Unit Plan allowing for the issuance of a maximum of that number of Common Shares from treasury equal to 2% of the Common Shares of the Company issued and outstanding from time to time, a copy of which is attached to the Information Circular as Appendix C be and is hereby approved;

2.	the unallocated entitlements are hereby approved and the Company will have the ability to issue Deferred Share Units which may be settled in Common Shares from treasury until May 21, 2016;

3.

that the issuance of Common Shares pursuant to all prior issuances of Deferred Share Units, as described in the Information Circular and subject to the terms of the Deferred Share Unit Plan, are hereby ratified and approved; and

4.

any director or officer of the Company be and is hereby authorized, for and on behalf of the Company, to do all such things and execute all such documents and instruments as may be necessary or desirable to give effect to this resolution.

APPENDIX E
BOARD MANDATE

NOVACOPPER INC.
(the “Company”)

BOARD OF DIRECTORS TERMS OF REFERENCE

A.           PURPOSE

The Board of Directors (the "Board") has the responsibility for the stewardship of the Company and to oversee the conduct of the business of the Company. The Board's fundamental objectives are to enhance and preserve long-term shareholder value, to ensure the Company meets its obligations on an ongoing basis and that the Company operates in a reliable and safe manner. In performing its functions, the Board should also consider the legitimate interests its other stakeholders such as employees, customers and communities may have in the Company. In overseeing the conduct of the business, the Board, through the Chief Executive Officer, shall set the standards of conduct for the enterprise.

B.           COMPOSITION, PROCEDURES AND ORGANIZATION

The Board operates by delegating certain of its authorities to management and by reserving certain powers to itself. The Board retains the responsibility for managing its own affairs including selecting its Chair, nominating candidates for election to the Board, constituting committees of the full Board and determining Director compensation. Subject to the Company’s constating documents and the Business Corporations Act (British Columbia) (the “BCBCA”), the Board may constitute, seek the advice of and delegate powers, duties and responsibilities to committees of the Board.

The Board shall determine the number of directors, which shall not be less than 3, required to effectively manage the Company’s affairs and shall recommend the slate of nominees for election by shareholders at the annual meeting. The directors are elected annually at the Company’s annual meeting of shareholders and must meet the requirements of applicable corporate and securities laws, rules and regulations, including those of applicable stock exchanges on which the Company’s shares are listed (“Applicable Laws”).

The majority of the directors and the Chair shall be independent as determined by Applicable Laws.

The Board shall meet at least 4 times per year and may also hold additional meetings as considered necessary. The independent directors shall meet, without members of management, as appropriate.

The Board has developed a calendar of the activities to be undertaken by the Board for each meeting, attached as Appendix A.

C.           DUTIES AND RESPONSIBILITIES

The Board's principal duties and responsibilities fall into a number of categories which are outlined below.

1.           Legal Requirements

(a)	The Board has the responsibility to ensure that legal requirements have been met and documents and records have been properly prepared, approved and maintained;

(b)	The Board has the statutory responsibility to:

	(i)	supervise the management of the business and affairs of the Company;

	(ii)	act honestly and in good faith with a view to the best interests of the Company;

	(iii)	exercise the care, diligence and skill that reasonable, prudent people would exercise in comparable circumstances; and

(iv)

act in accordance with its obligations contained in the BCBCA and the regulations thereto, the Company's constating documents, the Securities Act of each province and territory of Canada, the federal securities laws of the United States, the rules and regulations of stock exchanges on which is securities are listed, including without limitation the Toronto Stock Exchange and the NYSE-MKT, and other relevant and applicable legislation and regulations.

2.           Independence

The Board has the responsibility to ensure that appropriate structures and procedures are in place to permit the Board to function independently of management.

3.           Strategy Determination

The Board has the responsibility to:

(a)

at least annually, participate with management, in the development of, and ultimately approve, the Company’s strategic plan, taking into account, among other things, the opportunities and risks of the Company’s business;

(b)	approve annual capital and operating budgets that support the Company’s ability to meet its strategic objectives;

(c)	approve the entering into, or withdrawing from, lines of business that are, or are likely to be, material to the Company;

(d)	approve financial and operating objectives used in determining compensation if they are different from the strategic, capital or operating plans referred to above;

(e)	approve material divestitures and acquisitions;

(f)	monitor the Company's progress towards its strategic objectives, and revise and alter its direction through management in light of changing circumstances;

(g)	conduct periodic reviews of human, technological and capital resources required to implement the Company’s strategy and the regulatory, cultural or governmental constraints on the business; and

(h)	review, at every regularly scheduled Board meeting if feasible, recent developments that may affect the Company’s strategy, and advise management on emerging trends and issues.

4.           Financial and Corporate Issues

The Board has the responsibility:

(a)

to take reasonable steps to ensure the integrity and effectiveness of the Company's internal control and management information systems, including the evaluation and assessment of information provided by management and others (e.g., internal and external auditors) about the integrity and effectiveness of the Company’s internal control and management information systems;

(b)	to review operating and financial performance relative to budgets and objectives;

(c)

to approve the annual financial statements and notes thereto, management’s discussion & analysis of financial condition and results of operations contained in the annual report, the annual information form, the annual report on Form 10-K and the management information circular;

(d)	to submit the Audit Committee’s appointment of the external auditors for the Company to the shareholders of the Company for ratification; and

(e)	to approve significant contracts, transactions, and other arrangements or commitments that may be expected to have a material impact on the Company.

5.           Managing Risk

The Board has the responsibility to understand the principal risks of the business in which the Company is engaged, to achieve a proper balance between risks incurred and the potential return to shareholders, and to ensure that there are systems in place which effectively monitor and manage those risks with a view to the long-term viability of the Company.

6.           Appointment, Training and Monitoring Senior Management

The Board has the responsibility:

(a)

to appoint the Chief Executive Officer (the "CEO"), to monitor and assess CEO performance against corporate goals and objectives, to determine CEO compensation, considering the recommendations of the Compensation Committee, and to provide advice and counsel in the execution of the CEO's duties;

(b)	to approve the appointment and remuneration of all executive officers, acting upon the advice of the CEO;

(c)

to the extent possible, to satisfy itself as to the integrity of the CEO and other executive officers and satisfy itself that the CEO and other executive officers are creating a culture of integrity throughout the Company;

(d)	to approve certain decisions relating to executive management, including the:

	(i)	appointment and discharge of executive officers;

	(ii)	compensation and benefits for executive officers;

	(iii)	acceptance by the CEO of any outside directorships on public companies or any significant public service commitments; and

	(iv)	employment, consulting, retirement and severance agreements, and other special arrangements proposed for senior officers; and

(e)	to ensure that adequate provision has been made to train and develop management and for the orderly succession of the CEO and the other senior officers.

7.           Policies, Procedures and Compliance

The Board has the responsibility:

(a)	to ensure that the Company operates at all times within applicable laws and regulations and to the highest ethical and moral standards;

(b)	to approve and monitor compliance with significant policies and procedures by which the Company is operated;

(c)	to ensure the Company sets high environmental standards in its operations and is in compliance with environmental laws and legislation;

(d)	to ensure the Company has in place appropriate programs and policies for the health and safety of its employees in the workplace; and

(e)	to review significant new corporate policies or material amendments to existing policies (including, for example, policies regarding business conduct, conflict of interest and the environment).

8.           Governance

The Board has the responsibility:

(a)	to appoint Board committees, including an Audit Committee, and delegate to those committees any appropriate powers of the Board;

(b)

to review the size and composition required of the Board and approve nominations for candidates for election to the Board, with a view to ensuring that the Board is comprised of directors with the necessary skills and experience to facilitate effective decision-making;

(c)	to develop the Company’s approach to corporate governance; and

(d)

to review annually its terms of reference and its performance and the performance of the Board committees, the Chair of the Board and the Chair of the committees to ensure that the Board and the committees are operating effectively.

9.           Reporting and Communication

The Board has the responsibility:

(a)

to adopt a communication or disclosure policy for the Company and ensure that the Company has in place effective communication processes with shareholders and other stakeholders (including measures to enable stakeholders to communicate with the independent directors of the Board) and with financial, regulatory and other institutions and agencies;

(b)

to ensure that the financial performance of the Company is accurately reported to shareholders, other security holders and regulators on a timely and regular basis in accordance with all applicable securities laws, rules and regulations;

(c)

to ensure that the financial results are reported fairly and in accordance with generally accepted accounting principles in effect at the time and all applicable securities laws, rules and regulations;

(d)	to ensure the timely reporting of any other developments that have a significant and material impact on the value of the Company;

(e)

to approve the content of the Company’s major communications to shareholders and the investing public, including the interim/annual reports (including the financial statements and management, discussion and analysis), the management information circular (including compensation, discussion and analysis and the disclosure of corporate governance practices), the annual information form, any prospectuses that may be issued, and any significant information respecting the Company contained in any documents incorporated by reference in any such prospectuses; and

(f)	to report annually to shareholders on its stewardship of the affairs of the Company for the preceding year.

D.           THE CHAIR OF THE BOARD

The Chair is accountable to the Board and shall have the duties of a member of the Board as set out in applicable corporate law and in the Company’s constating documents and as otherwise determined by the Board. The Chair is responsible for the management, development and effective performance of the Board and leads the Board to ensure that it fulfills its duties as required by law and as set out in the Board Terms of Reference.

1.           Appointment

The Chair shall be appointed annually by the Board of Directors of the Company (the “Board”) and shall have such skills and abilities appropriate to the appointment of Chair as shall be determined necessary and desirable by the Board.

2.           Qualifications of the Board Chair

The Chair shall be a duly elected member of the Board and shall be independent as defined under applicable securities laws, rules and regulations and the requirements of any applicable stock exchange.

3.           Vacancy

Where a vacancy occurs at any time in the position of Chair, it shall be filled by the Board. The Board may remove and replace the Chair at any time.

4.           Duties

The Chair is responsible to:

(a)	organize the Board to function independently of management;

(b)	promote ethical and responsible decision making, appropriate oversight of management and best practices in corporate governance;

(c)	ensure that the Board works as a cohesive team and provide the leadership essential for this purpose;

(d)

ensure that the responsibilities of the Board are well understood by both the Board and management, and that the boundaries between Board and management responsibilities are clearly understood and respected;

(e)	manage the affairs of the Board, including ensuring that the Board is organized properly, functions effectively and meets its obligations and responsibilities;

(f)	act as a liaison between the Board and senior management to ensure that relationships between the Board and senior management are conducted in a professional and constructive manner;

(g)	provide advice, counsel and mentorship to other members of the Board, the President and Chief Executive Officer and other senior members of management;

(h)	lead the Board in establishing, reviewing and monitoring the strategy, goals, objectives and policies of the Company;

(i)

communicate all major developments and issues to the Board in a timely manner, initiate opportune discussion of such matters and ensure provision to the Board of sufficient information to permit the Board to fulfill its oversight responsibilities;

(j)	communicate with all members of the Board to co-ordinate their input, ensure their accountability and provide for the effectiveness of the Board and its committees;

(k)	adopt procedures to ensure that the Board can conduct its work effectively and efficiently, including committee structure and composition, scheduling, and management of meetings;

(l)	ensure that, where functions are delegated to appropriate committees, the functions are carried out and results are reported to the Board;

(m)

as necessary and in consultation with the President and/or Chief Executive Officer, ensure the Company, and where appropriate the Board, is adequately represented at official functions and meetings with major shareholders, other stakeholders, financial analysts, media and the investment community;

(n)	determine, in consultation with the Board and management, the time and places of the meetings of the Board and of the annual general meeting;

(o)	co-ordinate with management and the Secretary to ensure that matters to be considered by the Board are properly presented and given the appropriate opportunity for discussion;

(p)	ensure the Board has the opportunity to meet without members of management present on a regular basis;

(q)	assist in the preparation of the agenda of the Board meetings;

(r)	preside as chair of each meeting of the Board and as chair of each meeting of the shareholders of the Company; and

(s)	carry out other duties as requested by the Board as a whole, depending on need and circumstance.

E.           COMMITTEE CHAIRS

1.           Appointment

The Chair of each Committee shall be appointed annually by the Board.

2.           Qualifications of a Committee Chair

Each Committee Chair shall be a duly elected member of the Board and independent as determined pursuant to applicable securities law, rules and the requirements of any applicable stock exchange.

3.           Vacancy

Where a vacancy occurs at any time in the position of a Committee Chair, it shall be filled by the Board. The Board may remove and replace a Committee Chair at any time.

4.           Duties

The Chair of a Committee shall lead and oversee the applicable Committee to ensure it fulfills its mandate as set out in its terms of reference. In particular, the Chair shall:

(a)	organize the Committee to function independently of management, including organizing in-camera sessions and other meetings without management;

(b)	foster ethical and responsible decision-making by the Committee and its members;

(c)	deal effectively with dissent and work constructively towards arriving at decisions and achieving consensus;

(d)	ensure that the Committee has an opportunity to meet without members of management present at regular intervals;

(e)	determine, in consultation with the Committee and management, the time and places of the meetings of the Committee;

(f)	manage the affairs of the Committee, including ensuring that the Committee is organized properly, functions effectively and meets its obligations and responsibilities;

(g)	co-ordinate with management and the secretary to the Committee to ensure that matters to be considered by the Committee are properly presented and given the appropriate opportunity for discussion;

(h)	provide advice and counsel to the President and/or Chief Executive Officer and other senior members of management in the areas covered by the Committee's mandate;

(i)	preside as chair of each meeting of the Committee; and

(j)	communicate with all members of the Committee to co-ordinate their input, ensure their accountability and provide for the effectiveness of the Committee.

F.           INDIVIDUAL DIRECTORS

Each Director (i) shall act honestly and in good faith in the best interests of the Company and its shareholders and (ii) must exercise the degree of care, diligence and skill that a reasonably prudent person would exercise incomparable circumstances. In addition, each Director shall have the following responsibilities:

1.           Responsibilities of Corporate Stewardship

Each Director has the responsibility to:

(a)	represent the best interests of the Company and its shareholders, assist in the maximization of shareholder value and work towards the long-term success of the Company;

(b)	advance the interests of the Company and the effectiveness of the Board by bringing his or her knowledge and experience to bear on the strategic and operational issues facing the Company;

(c)	provide constructive counsel to and oversight of management;

(d)	respect the confidentiality of information and matters pertaining to the Company;

(e)	maintain his or her independence, generally and as defined under applicable securities laws, and objectivity;

(f)	be available as a resource to the Board; and

(g)	fulfill the legal requirements and obligations of a director and shall develop a comprehensive understanding of the statutory and fiduciary roles of a director.

2.           Responsibilities of Integrity and Loyalty

Each Director has the responsibility to:

(a)	comply with the Company’s Code of Business Ethics;

(b)	disclose to the Secretary, prior to the beginning of his or her service on the Board, and thereafter as they arise, all actual and potential conflicts of interest; and

(c)

disclose to the Chair of the Board, in advance of any Board vote or discussion, if the Board or a committee of the Board is deliberating on a matter that may affect the Director’s interests or relationships outside the Company and abstain from discussion and/or voting on such matter as determined to be appropriate.

3.           Responsibilities of Diligence

Each Director has the responsibility to:

(a)	prepare for each Board and committee meeting by reading the reports, minutes and background materials provided for the meeting;

(b)

attend in person the annual meeting of the Company and attend all meetings of the Board and all meetings of committees of the Board of which the Director is a member, in person or by telephone, video conference, or other communication facilities that permit all persons participating in the meeting to communicate with each other; and

(c)

as necessary and appropriate, communicate with the Chair and with the President and/or CEO between meetings, including to provide advance notice of the Director’s intention to introduce significant and previously unknown information at a Board meeting.

4.           Responsibilities of Effective Communication

Each Director has the responsibility to:

(a)	participate fully and frankly in the deliberations and discussions of the Board;

(b)	encourage free and open discussion of the Company’s affairs by the Board;

(c)	establish an effective, independent and respected presence and a collegial relationship with other Directors;

(d)	focus inquiries on issues related to strategy, policy, and results;

(e)

respect the President and CEO’s role as the chief spokesperson for the Company and participate in external communications only at the request of, with the approval of, and in coordination with, the Chair and the President and CEO;

(f)	communicate with the Chair and other Directors between meetings when appropriate;

(g)	maintain an inquisitive attitude and strive to raise questions in an appropriate manner and at proper times; and

(h)	think, speak and act in a reasoned, independent manner.

5.           Responsibilities of Committee Work

Each Director has the responsibility to:

(a)	participate on committees and become knowledgeable about the purpose and goals of each committee; and

(b)	understand the process of committee work and the role of management and staff supporting the committee.

6.           Responsibilities of Knowledge Acquisition

Each Director has the responsibility to:

(a)	become generally knowledgeable about the Company’s business and its industry;

(b)	participate in Director orientation and education programs developed by the Company from time to time;

(c)	maintain an understanding of the regulatory, legislative, business, social and political environments within which the Company operates;

(d)	become acquainted with the senior officers and key management personnel; and

(e)	gain and update his or her knowledge about the Company’s facilities and visit these facilities when appropriate.

G.           OUTSIDE CONSULTANTS OR ADVISORS

At the Company’s expense, the Board may retain, when it considers it necessary or desirable, outside consultants or advisors to advise the Board independently on any matter. The Board shall have the sole authority to retain and terminate any such consultants or advisors, including sole authority to review a consultant’s or advisor’s fees and other retention terms.

Dated: February 27, 2012
Amended and restated: October 23, 2012, with effect from December 1, 2012

BOARD OF DIRECTORS

CALENDAR OF ACTIVITIES

Matter		Year end	Q1	Q2	Q3	Budget/
strategy
Business to be conducted at each meeting:		X	X	X	X	X
•	Approve minutes of previous meetings
•	Review Action Items
•	President’s Report: Operations, Corporate Development & Strategic Update
•	Review of Financial Results Year to Date & Annual Forecast
•	Approval of Audit Committee Report, Approval of Annual/Interim Financial Statements, MD&A and Press Release
•	Investor Relations Report
•	Approval of Stock Option Grants (as necessary)
•	In-Camera Meeting of Independent Directors
Approve Reports and Recommendations from:		X	X	X	X	X
•	Corporate Governance & Compensation Committee
•	EHS Committee
Review of CEO Performance and Approval of Compensation for CEO and Senior Officers		X
43-101 Report (as necessary for material projects)		X	X	X	X	X
Approval of Annual Information Form and Annual Report on Form 10-K		X
Approve Record Date and Date for Annual Meeting		X
Approval of Management Information Circular			X
•	Approve Nominees for Directors and Appointment of Auditors
Appointment of Committees			X
Appointment of Officers			X
Director Education Sessions, as needed		X	X	X	X	X

Matter	Year end	Q1	Q2	Q3	Budget/ strategy
Review Terms of Reference and Calendar of Activities				X
Approve Strategic Plan					X
Approve Capital and Operating Budgets and Financial Plan					X
Risk Management Review • Review of Delegation of Authority					X

-ii-

NOVACOPPER INC.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

NVKQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON CLASS

Holder Account Number

C9999999999 I ND

Fold

Form of Proxy - Annual Meeting to be held on May 21, 2013

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 2:00 PM (Pacific Daylight Time) on May 16, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup".

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

NVKQ_PRX_163843/000001/000001/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of NovaCopper Inc. hereby appoint(s): Rick Van Nieuwenhuyse, or failing him, Elaine Sanders,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of NovaCopper Inc. to be held at Suite 2600, 595 Burrard Street, Vancouver, British Columbia, V7X 1L3, on May 21, 2013 at 2:00 PM (Pacific Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Tony S. Giardini	☐	☐	02. Dr. Thomas S. Kaplan	☐	☐	03. Terry Krepiakevich	☐	☐
04. Gregory A. Lang	☐	☐	05. Igor Levental	☐	☐	06. Kalidas V. Madhavpeddi	☐	☐
07. Gerald J. McConnell	☐	☐	08. Clynton R. Nauman	☐	☐	09. Janice Stairs	☐	☐
10. Walter Segsworth	☐	☐	11. Rick Van Nieuwenhuyse	☐	☐			

Fold

	For	Withhold
2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
3. Approval of Restricted Share Unit Plan To approve the Restricted Share Unit Plan ("RSU Plan") as a treasury based plan, to reserve Common Shares from treasury for issuance under the RSU Plan and to ratify all prior issuances of RSUs under the RSU Plan as set out in Appendix "B" of the Management Information Circular dated April 8, 2013.	☐	☐

	For	Against
4. Approval of Deferred Share Unit Plan To approve the Deferred Share Unit Plan ("DSU Plan") as a treasury-based plan, to reserve Common Shares from treasury to issue the DSU Plan and to ratify all prior issuances of DSUs under the DSU Plan as set out in Appendix "D" of the Management Information Circular dated April 8, 2013.	☐	☐

Fold

	For	Against
5. Non-Binding Advisory Vote on Executive Compensation To approve, by non-binding vote, the Executive Compensation, as disclosed in the Company's Management Information Circular dated April 8, 2013.	☐	☐

	1 Year	2 Years	3 Years	Abstain
6. Non-Binding Frequency of Non-Binding Advisory Vote on Executive Compensation The Board recommends a vote of EVERY THREE YEARS on this proposal.	☐	☐	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

9 9 9 9 9 1 6 3 8 4 3 1 P I A R 1 N V K Q

NOVACOPPER INC.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

NVKQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class COMMON CLASS

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Annual Meeting to be held on May 21, 2013

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 2:00 PM (Pacific Daylight Time) on May 16, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup".

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

NVKQ_PRX_163843/000002/000002/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of NovaCopper Inc. hereby appoint(s): Rick Van Nieuwenhuyse, or failing him, Elaine Sanders,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of NovaCopper Inc. to be held at Suite 2600, 595 Burrard Street, Vancouver, British Columbia, V7X 1L3, on May 21, 2013 at 2:00 PM (Pacific Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

Nominee	**For**	Withhold
01. Tony S. Giardini	☐	☐
02. Dr. Thomas S. Kaplan	☐	☐
03. Terry Krepiakevich	☐	☐
04. Gregory A. Lang	☐	☐
05. Igor Levental	☐	☐
06. Kalidas V. Madhavpeddi	☐	☐
07. Gerald J. McConnell	☐	☐
08. Clynton R. Nauman	☐	☐
09. Janice Stairs	☐	☐
10. Walter Segsworth	☐	☐
11. Rick Van Nieuwenhuyse	☐	☐

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2. Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.

For ☐ Withhold ☐

3. Approval of Restricted Share Unit Plan

For ☐ Against ☐

4. Approval of Deferred Share Unit Plan

For ☐ Against ☐

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5. Non-Binding Advisory Vote on Executive Compensation

To approve, by non-binding vote, the Executive Compensation, as disclosed in the Company's Management Information Circular dated April 8, 2013.

For ☐ Against ☐

6. Non-Binding Frequency of Non-Binding Advisory Vote on Executive Compensation

The Board recommends a vote of EVERY THREE YEARS on this proposal.

1 Year ☐ 2 Years ☐ **3 Years** ☐ Abstain ☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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